UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AerSale Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AerSale Corporation

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

June 5, 2025

10:30 a.m. (Eastern time)

AERSALE CORPORATION

9850 NW 41st St., Suite 400

Doral, Florida 33178

April 24, 2025

To Our Stockholders:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of AerSale Corporation. at 10:30 a.m. Eastern time, on Thursday, June 5, 2025. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

The accompanying Notice of Annual Meeting and Proxy Statement describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 4 of the Proxy Statement for more information about how to attend the meeting online.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

/s/ Nicolas Finazzo

Nicolas Finazzo

Chairman and Chief Executive Officer

AERSALE CORPORATION

9850 NW 41st St., Suite 400

Doral, Florida 33178

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD THURSDAY, JUNE 5, 2025

The Annual Meeting of Stockholders (the “Annual Meeting”) of AerSale Corporation, a Delaware corporation (the “Company”), will be held at 10:30 a.m. Eastern time on Thursday, June 5, 2025. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting. In order to attend the virtual meeting you will need to register for the meeting at www.proxydocs.com/ASLE using your 12-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card, or in the instructions that accompanied your proxy materials. Once you have registered, you will be given a unique link to our meeting portal where you can access the Annual Meeting on the meeting day and vote during the meeting.

The Annual Meeting will be held for the following purposes:

Proposal 1:

To elect each of the seven nominees named in the accompanying proxy statement to our Board of Directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

Proposal 2:	To approve the Second Amendment to the AerSale Corporation 2020 Equity Incentive Plan
Proposal 3:	To approve, on an advisory basis, compensation of our named executive officers;
Proposal 4:	To vote, on an advisory basis, on the frequency of future advisory votes to approve named executive officer compensation; and
Proposal 5:	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Holders of record of our common stock as of the close of business on April 9, 2025 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement, or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder at our principal executive offices at 9850 NW 41st St., Suite 400, Doral, Florida 33178 for a period of ten days prior to the Annual Meeting. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 12-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the accompanying materials. If you received a copy of the proxy card by mail, you may sign, date, and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

AerSale, Inc. | i

By Order of the Board of Directors

/s/ Martin Garmendia

Martin Garmendia

Chief Financial Officer, Treasurer and Secretary

Doral, Florida

April 24, 2025

AerSale, Inc. | ii

Note Regarding Corporate History and Background

In this proxy statement, “AerSale”, the “Company”, “we”, “us”, and “our” refer to AerSale Corporation (f/k/a Monocle Holdings Inc.) and its consolidated subsidiaries. On December 22, 2020, Monocle Acquisition Corporation (“Monocle”) consummated the previously announced business combination pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated September 8, 2020 (the “Merger Agreement”), by and among Monocle, the Company, AerSale Aviation, Inc. (f/k/a AerSale Corp.), a Delaware corporation (“AerSale Aviation”), Monocle Merger Sub 1 Inc., a Delaware corporation (“Merger Sub 1”), Monocle Merger Sub 2 LLC, a Delaware limited liability company (“Merger Sub 2”), and Leonard Green & Partners, L.P. (“Leonard Green”), a Delaware limited partnership, solely in its capacity as the initial Holder Representative (as defined in the Merger Agreement).

The transactions contemplated by the Merger Agreement are referred to herein as the “Merger” or the “Business Combination” and in connection therewith, Monocle merged with and into us, whereby we survived the Merger and became the successor issuer to Monocle by operation of Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon the consummation of the Merger: (a) Merger Sub 1 was merged with and into Monocle, with Monocle surviving the merger as a wholly-owned direct subsidiary of the Company (the “First Merger”), and (b) Merger Sub 2 was merged with and into AerSale Aviation, with AerSale Aviation surviving the merger as a wholly-owned indirect subsidiary of the Company (the “Second Merger”).

In connection with the closing of the Business Combination, AerSale Aviation changed its name from “AerSale Corp.” to “AerSale Aviation, Inc.” and the Company changed its name from “Monocle Holdings Inc.” to “AerSale Corporation.” Immediately following the Merger, the Company contributed all its ownership in Monocle to AerSale Aviation which will continue as a wholly owned subsidiary of the Company.

Forward-looking Statements

This proxy statement contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this proxy statement, including statements regarding our environmental and sustainability plans and goals and the ability to launch new services and products or to profitably expand into new markets, may constitute forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential”, or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this proxy statement reflect management’s current expectations and are inherently uncertain. These forward-looking statements speak only as of the date of this proxy statement and are subject to a number of important factors that could cause actual results to differ materially from those in the forward-looking statements, including the factors described in our Annual Report on Form 10-K for the year ended December 31, 2024 and in any of our subsequent filings with the Securities and Exchange Commission (the “SEC”).

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PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER

MEETING TO BE HELD ON THURSDAY, JUNE 5, 2025

This Proxy Statement and the 2024 Annual Report are available at www.proxydocs.com/ASLE

AERSALE CORPORATION

9850 NW 41st St., Suite 400

Doral, Florida 33178

This proxy statement is furnished in connection with the solicitation by the Board of Directors of the Company (the “Board” or the “Board of Directors”) of proxies to be voted at our Annual Meeting of Stockholders to be held on Thursday, June 5, 2025 (the “Annual Meeting”), at 10:30 a.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting. In order to attend the virtual meeting, you will need to register for the meeting at www.proxydocs.com/ASLE using your 12-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card, or in the instructions that accompanied your proxy materials. Once you have registered, you will be given a unique link to our meeting portal where you can access the Annual Meeting on the meeting day, and vote during the meeting

Holders of record of shares of our common stock as of the close of business on April 9, 2025 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 46,860,066 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2024 (the “2024 Annual Report”) will be released on or about April 24, 2025, to our stockholders on the Record Date.

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PROXY STATEMENT

Proposals

At the Annual Meeting, our stockholders will be asked:

•
To elect Nicolas Finazzo, Robert B. Nichols, Lt. General Judith Fedder, Andrew Levy, Thomas Mullins, Carol DiBattiste and Thomas Mitchell as directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
•
To approve the Second Amendment to the AerSale Corporation 2020 Equity Incentive Plan;
•
To approve, on an advisory basis, compensation of our named executive officers;
•
To vote, on an advisory basis, on the frequency of future advisory votes to approve named executive officer compensation;
•
To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
•
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board of Directors recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by proxies will be voted, and the Board of Directors recommends that you vote:

•
FOR the election of Nicolas Finazzo, Robert B. Nichols, Lt. General Judith Fedder, Andrew Levy, Thomas Mullins, Carol DiBattiste and Thomas Mitchell to serve as directors until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
•
FOR the approval of the Second Amendment to the AerSale Corporation 2020 Equity Incentive Plan;
•
FOR the approval of, on an advisory basis, compensation of our named executive officers;
•
FOR one year as the option for considering, on an advisory basis, the frequency with which our stockholders are provided an advisory vote on the compensation of our named executive officers; and
•
FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because AerSale’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide you under the rules of the SEC and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, AerSale is making this proxy statement and its 2024 Annual Report available to its stockholders electronically via the Internet. On or about April 24, 2025, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2024 Annual Report and vote online. If you received an

AerSale, Inc. | 2

PROXY STATEMENT

Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2024 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, you can visit www.proxydocs.com/ASLE to request materials.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please visit www.proxydocs.com/ASLE to request materials.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL

MEETING OF STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 9, 2025. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 46,860,066 shares of common stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you should contact your broker or other nominee to obtain your 12-digit control number or otherwise vote through the broker or nominee.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person virtually online or by proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to vote on the Record Date will constitute a quorum.

Who can attend the Annual Meeting?

AerSale is holding the Annual Meeting entirely online this year. You may attend and participate in the Annual Meeting by visiting the following website www.proxydocs.com/ASLE.

To attend and participate in the Annual Meeting, you will need the 12-digit control number included in your Internet Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 12-digit control number or otherwise vote through the bank or broker. If you lose your 12-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 10:30 a.m. Eastern time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:15 a.m., Eastern time, and you should allow ample time for the check-in procedures.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws, as amended, to adjourn the meeting.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote:

•
by Internet — You can vote over the Internet at www.proxydocs.com/ASLE by following the instructions on the Internet Notice or proxy card;
•
by Telephone — You can vote by telephone by calling 1-855-944-4212 and following the instructions on the proxy card;
•
by Mail — You can vote by mail by signing, dating, and mailing the proxy card if provided to you; or
•
Electronically at the Annual Meeting — If you attend the Annual Meeting online, you will need the 12-digit control number included in your Internet Notice, on your proxy card, or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 4, 2025. To participate in the Annual Meeting, including voting via the Internet or telephone, you will need the 12-digit control number included on your Internet Notice, on your proxy card, or on the instructions that accompanied your proxy materials.

Whether or not you expect to attend the Annual Meeting online, we urge you to vote on your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote on your shares electronically.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted on. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote on your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 12-digit control number or otherwise vote through the bank or broker. If you lose your 12-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

•
by submitting a duly executed proxy bearing a later date;
•
by granting a subsequent proxy through the Internet or telephone;
•
by giving written notice of revocation to the Secretary of AerSale prior to the Annual Meeting; or
•
by voting online at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting using your 12-digit control number or otherwise vote through your bank or broker.

Who will count the votes?

A representative of Mediant a Business of BetaNXT, our inspector of election, will tabulate and certify the votes.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Why hold a virtual meeting?

A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.proxydocs.com/ASLE. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.proxydocs.com/ASLE .

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters.

The Company will endeavor to answer as many questions submitted by stockholders as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above under “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•
irrelevant to the business of the Company or to the business of the Annual Meeting;
•
related to material non-public information of the Company, including the status or results of our business since the 2024 Annual Report or in a subsequent Quarterly Report on Form 10-Q that we file with the SEC;
•
related to any pending, threatened or ongoing litigation;
•
related to personal grievances;
•
derogatory references to individuals or that are otherwise in bad taste;
•
substantially repetitious of questions already made by another stockholder;
•
in excess of the two question limit;
•
in furtherance of the stockholder’s personal or business interests; or
•
out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of the Annual Meeting or our Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders who have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The majority of the votes cast. This means that the number of votes cast “FOR” a director’s election must exceed the number of votes cast “AGAINST” that director’s election.	Abstentions and broker non-votes will have no effect on this proposal.
Proposal 2: Approval of Second Amendment to the AerSale Corporation 2020 Equity Incentive Plan	The affirmative vote of a majority of the outstanding shares present in person or by proxy at the Annual Meeting and entitled to vote.	Abstentions will have the same effect as a vote against the proposal. Broker non-votes will have no effect on this proposal.
Proposal 3: Approval, on an advisory basis, of our named executive officer compensation (“say-on-pay”)	The affirmative vote of a majority of the outstanding shares present in person or by proxy at the Annual Meeting and entitled to vote.	Abstentions will have the same effect as a vote against the proposal. Broker non-votes will have no effect on this proposal.
Proposal 4: Advisory vote on the frequency of future advisory votes to approve named executive officer compensation (“say-on-frequency”)	The option (i.e., every one year, two years, or three years) that receives the most votes will be considered the preferred option.	Abstentions and broker non-votes will have no effect on this proposal.
Proposal 5: Ratification of Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025	The affirmative vote of a majority of the outstanding shares present in person or by proxy at the Annual Meeting and entitled to vote.	Abstentions will have the same effect as a vote against the proposal. We do not expect any broker non-votes on this proposal.

What is an “abstention” and how will abstentions be treated?

An “abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Abstentions have no effect on the proposals relating to the election of directors, the Second Amendment to the AerSale Corporation 2020 Equity Incentive Plan, say-on-pay or say-on-frequency. Abstentions will have the same effect as a vote against the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors of AerSale, the approval of the Second Amendment to the AerSale Corporation 2020 Equity Incentive Plan, say-on-pay and say-on-frequency. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days of the Annual Meeting.

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PROPOSALS TO BE VOTED ON

PROPOSAL 1: ELECTION OF DIRECTORS

Upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board has nominated, Nicolas Finazzo, Robert B. Nichols, Lt. General Judith Fedder, Andrew Levy, Thomas Mullins, Carol DiBattiste, and Thomas Mitchell to serve as directors until the 2026 Annual Meeting and until each such director’s respective successor is elected and qualified.

In accordance with our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws, each as amended, the Board of Directors will stand for election for one-year terms that expire at the following year’s annual meeting and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification, or removal. Pursuant to our Amended and Restated Certificate of Incorporation, as amended, the total number of directors shall be fixed exclusively by resolutions adopted from time to time by the Board, which number is currently nine. Each of Peter Nolan and General C. Robert Kehler notified the Company of his intent not to stand for re-election to the Board at the Annual Meeting upon the expiration of his term. Their respective decisions were not due to any disagreements with the Company on any matter relating to the Company’s operations, policies or practices. The Board has set the size of the Board at seven, effective as of the date of the Meeting.

Proxies cannot be voted for a greater number of persons than the number of nominees named. Newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal, or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders).

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as a director of the person whose name and biography appears below. In the event that any of Mr. Finazzo, Mr. Nichols, Lt. General Fedder, Mr. Levy, Mr. Mullins, Ms. DiBattiste or Mr. Mitchell should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that any of the director nominees will be unable to serve if elected. Each of the director nominees has consented to being named in this proxy statement and to serve if elected.

Vote Required

The proposal regarding the election of directors requires the approval of a majority of the votes cast. This means that the number of votes cast “FOR” a director’s election must exceed the number of votes cast “AGAINST” that director’s election.

Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors The Board of Directors unanimously recommends a vote FOR the election of each of the below director nominees.

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PROPOSALS TO BE VOTED ON

The current members of the Board of Directors who are also nominees for election to the Board of Directors are as follows:

Name	Age	Position with AerSale
Nicolas Finazzo	68	Chairman, Chief Executive Officer, and Director
Robert B. Nichols	68	Director
Lt. General Judith Fedder	67	Director
Andrew Levy	55	Director
Thomas Mullins	60	Director
Carol DiBattiste	73	Director
Thomas Mitchell	54	Director

The following information with respect to the seven nominees is based on information furnished to the Company by each nominee and highlights the specific experience, qualifications, attributes, and skills of the individual nominees that have led the Board to conclude that each should continue to serve on the Board:

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Nicolas Finazzo
Age: 68 Position: Chairman, Chief Executive Officer, and Director

Nicolas Finazzo has served on our Board since December 2020. Mr. Finazzo co-founded AerSale Corp. in 2008 with Mr. Nichols and has served as Chairman and Chief Executive Officer from inception until January 2019, and again since December 2019. He has also served as Division President, TechOps since December 2019. From January 2019 to December 2019, Mr. Finazzo was Executive Chairman of AerSale Corp. From 1997 to 2008, Mr. Finazzo was Co-Founder and Chief Executive Officer of AeroTurbine, Inc., a supplier of aircraft and engine products and maintenance, repair and overall ("MRO") service provider. In 1997, Mr. Finazzo was Vice President and General Counsel of AeroThrust, Inc., a parts supplier, MRO service provider and aircraft engine leasing company. From 1991 to 1997, Mr. Finazzo was Vice President and General Counsel of International Air Leases, Inc., a used aircraft leasing company. From 1987 to 1991, Mr. Finazzo was Vice President of Contracts for Greenwich Air Services, a jet engine MRO service provider. From 1981 to 1987, Mr. Finazzo was President of Southern Express Airways, Inc., a commuter airline operating in the United States. Mr. Finazzo graduated from the University of Michigan with a Bachelor of Science degree in Political Science and earned a Juris Doctorate degree from the University of Miami School of Law. Mr. Finazzo is licensed to practice law in Florida and also holds a Federal Aviation Administration Airframe and Powerplant Mechanic license.

As one of our founders, Chairman and Chief Executive Officer, Mr. Finazzo brings to the Board significant senior leadership and institutional knowledge of the Company with considerable expertise in MRO services, parts distribution and aircraft and engine leasing sectors of the industry.

Non-Employee Directors

Robert B. Nichols
Age: 68 Position: Director

Robert B. Nichols has served on our Board since December 2020. Mr. Nichols co-founded AerSale Corp. in 2008 with Mr. Finazzo and served as Vice Chairman from January 2019 until his retirement on December 31, 2023. He has also served as Division President, Asset Management Solutions from December 2019 until his retirement on December 31, 2023. From 2017 to December 2019, Mr. Nichols was Principal of AerSale Corp. From 2008 to 2017, Mr. Nichols also was Chief Operating Officer of AerSale Corp. From 1997 to 2008, prior to founding AerSale Corp., Mr. Nichols was Co-Founder and Chief Operating Officer of AeroTurbine, Inc. From 1990 to 1997, he was Vice President of Engine Sales and Leasing for AeroThrust, Inc. From 1989 to 1990, Mr. Nichols was Director of Engine Sales and Leasing for Greenwich Air Services. Mr. Nichols graduated from the University of Texas with a Bachelor of Science degree in business administration and accounting and attended vocation and technical training at Boeing (formerly Aviall Baniff) on a variety of aircraft engines, including P&WJT8D, CFMI, CFM56-3, IAE V2500, and RR Tay 650 heavy maintenance.

As one of our founders and former Vice Chairman, Mr. Nichols brings to the Board significant senior leadership, marketing, technical, and global experience along with deep institutional knowledge of the Company, its operations and customer relations.

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Lt. General Judith Fedder
Age: 67 Position: Director

Lt. General Fedder has served on our Board since July 1, 2022. At the time of her retirement after nearly 35 years of active duty Air Force service, Lt. General Fedder served as Deputy Chief of Staff for Logistics, Installations and Mission Support, Headquarters U.S. Air Force, Washington, D.C. In that role, she was responsible to the Air Force Chief of Staff for leadership, management and integration of Air Force logistics readiness, aircraft, munitions, and missile maintenance, with emphasis on combat readiness and weapon system availability. Her portfolio also included setting policy and preparing budget estimates for Air Force civil engineering and security forces functions. Following her military career, Lt. General Fedder was a Senior Director at The Boeing Company for Global Sales and Marketing, Integrated Logistics, Boeing Defense. In that role, she secured capture of after-market services for military fighter and helicopter platforms and supply chain. She is currently a Senior Advisor at the Boston Consulting Group.

Lt. General Fedder is a member of the Board of Directors of GelSight, Inc. and the Institute for Defense & Business, a nonprofit education and research institute in Chapel Hill, North Carolina. She also served as a member of the Defense Advisory Committee for Women in the Services and is an Emeritus Member of the Board of Governors for Civil Air Patrol. General Fedder is a former Presidential appointee to the Board of Visitors for the U.S. Air Force Academy as well as recipient of the Michigan State University Distinguished Alumni Award in 2014.

Lt. General Fedder graduated from Michigan State University in 1980 with a Bachelor of Science degree and holds an MBA from the Florida Institute of Technology. She is also a distinguished graduate of the Air Force Reserve Officer Training Corps program, and her active duty career included leading and commanding aircraft maintenance units. Lt. General Fedder served as the Sub-Unified Commander of U.S. Forces Azores and commanded the 76th Maintenance Wing aircraft depot at Tinker AFB, Oklahoma, leading over 9,000 employees in the maintenance, repair, and overhaul of military aircraft, engines, and components.

Lt. General Fedder brings to the Board over 35 years of leadership and governance experience in aeronautical government and defense contracting and logistics.

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Andrew Levy
Age: 55 Position: Director

Mr. Levy has served on our Board since April 15, 2023. Mr. Levy is the founder, Chairman and Chief Executive Officer of Avelo, Inc. and its wholly owned subsidiary Avelo Airlines, an ultra-low-cost carrier focused on the U.S. domestic market. Prior to launching Avelo Airlines in 2021, Mr. Levy was a co-founder and served as President, Chief Operating Officer, Chief Financial Officer, Treasurer and a member of the board of directors of Allegiant Travel Company (Nasdaq: ALGT), parent company of U.S. ultra-low-cost carrier of Allegiant Air, from 2001 to 2014. Following his tenure at Allegiant, Mr. Levy served as Executive Vice President and Chief Financial Officer for United Airlines (NYSE: UAL) from August 2016 until May 2018. Mr. Levy has been a member of the board of directors at Copa Holdings, S.A. (NYSE: CPA) since 2016, a leading Latin American airline, and has served on its audit committee. Mr. Levy started his aviation career as the Director of Contracts at ValueJet Airlines and also served as Vice President of Savoy Capital, an aviation focused investment and advisory firm, and Vice President of Network Development and Planning at Mpower Communications, a telecommunications company.

Mr. Levy earned a BA degree in Economics from Washington University in St. Louis and a Juris Doctorate degree from Emory University School of Law.

Mr. Levy brings to the Board just under three decades of corporate and entrepreneurial experience in the aviation and telecommunications industries as well as leadership and governance experience and extensive involvement serving as a director and member of board committees.

Thomas Mullins
Age: 60 Position: Director

Thomas Mullins was appointed to the AerSale Board on February 18, 2025. Mr. Mullins is currently an independent investor, including multiple private equity investments in the airline and aviation services sector. From 1990 until his retirement in June 2022, he was an investment banker at Raymond James Financial (“Raymond James”, NYSE: RJF). In 2000, he founded the aviation sector investment banking practice within Raymond James, which completed transactions for a range of clients in The Americas and Europe, including low-cost air carriers, full-service airlines, cargo airlines, regional “feeder” airlines, fixed-base operators, charter airlines, loyalty programs and others. His transaction work for aviation clients included IPOs and other types of public securities offerings, private equity and debt capital raises, mergers & acquisitions, and other advisory roles.

Mr. Mullins earned a BA degree with magna cum laude distinction from Vanderbilt University and also holds an MBA degree from the Tuck School of Business at Dartmouth College.

Mr. Mullins brings to the Board particular knowledge and experience in the areas of corporate finance, strategic acquisitions and the capital markets. He also brings existing familiarity with the Company’s client base and feedstock sources, and with the commercial aviation sector generally.

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Carol DiBattiste
Age: 73 Position: Director

Ms. DiBattiste was appointed to the Board on April 1, 2025. Ms. DiBattiste served as the Chief Legal & Compliance Officer and Corporate Secretary for QOMPLX, the principal business of which involved cloud-native risk analytics management, from 2021 to 2022. Prior to her position with QOMPLX, Ms. DiBattiste was employed by Comscore (Nasdaq:SCOR), a media measurement company providing marketing data and analytics to enterprises, as its Executive Vice President, Chief Legal Officer & Compliance Officer and Corporate Secretary, from 2019 to 2020, and its General Counsel & Chief Compliance, Privacy, People Officer & Secretary, from, 2017 to 2019. Ms. DiBattiste also served in senior executive positions including as the Executive Vice President, Chief Legal, Privacy, Security and Administrative Officer for Education Management Corporation (Nasdaq: EDMC), from 2013 to 2016; Executive Vice President, General Counsel and Chief Administrative Officer for GeekNet (Nasdaq: GKNT), from 2011 to 2013; Senior Vice President, Privacy and Security for Reed Elsevier/LexisNexis (NYSE: RELX), from 2008 to 2011; and Executive Vice President, General Counsel and Chief Privacy Officer at ChoicePoint (NYSE:CPS), from 2005 to 2008.

Ms. DiBattiste's U.S. government senior executive experience includes: Highly Qualified Expert, Department of Defense (2023-2024); Executive in Charge and Vice Chairman, Board of Veterans’ Appeals (2016-2017), and Senior Advisor for Appeals Modernization, Office of the Secretary (2016), Department of Veterans Affairs; Deputy Administrator (2004-2005), and Chief of Staff (2003-2004), Transportation Security Administration, Department of Homeland Security; Honorable Under Secretary of the United States Air Force (Senate confirmed), Department of Defense (1999-2001); Deputy United States Attorney, Southern District of Florida (1997-1999), and Director, Executive Office for U.S. Attorneys (1994-1997), Department of Justice; and Principal Deputy General Counsel of the Navy (1993-1994), Department of Defense. Ms. DiBattiste also served on active duty in the U.S. Air Force with a distinguished military career.

Ms. DiBattiste previously served as an independent director on the board of directors of the following publicly traded companies: AEye (Nasdaq:LIDR), a provider of high-performance active LiDAR systems for vehicle autonomy, from 2021 to 2023, where she served as board chair and as a member of its audit, compensation and nominating and governance committees; and Climb Global Solutions (Nasdaq: CLMB), an information technology distribution and solutions provider, from 2020 to 2021. She also served on the board of directors of artificial intelligence provider Giant Oak, Inc.; and American Roll-On Roll-Off Carrier, a leading U.S. flag transportation carrier in the international trades.

Ms. DiBattiste holds a Master of Laws Degree from the Columbia University School of Law, a Law Degree from Temple University School of Law, and a Bachelor of Arts Degree with honors from LaSalle University. She completed the Harvard Business School Strategic Leadership Program, Carnegie Mellon University Cybersecurity Oversight Certification, and was National Association of Corporate Directors NACD Directorship Certified™. She is licensed to practice law in Florida and the District of Columbia, holds a Secret Level National Security Clearance, and is a speaker on Risk, Compliance, and Leadership.

Ms. DiBattiste brings to the Board extensive experience in corporate governance, regulatory compliance, cybersecurity, and leadership roles across both the public and private sectors, including extensive executive positions at multiple public companies.

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Thomas Mitchell
Age: 54 Position: Director

Mr. Mitchell served as the Chief Procurement Officer for Akumin, a leader in advanced imaging and radiation oncology in the U.S., from February 2024 to February 2025. Prior to his employment with Akumin, Mr. Mitchell was President at iAero Thrust, an integrated full-service provider of aftermarket power and maintenance for commercial jet engines, from February 2020 to January 2023. Prior to iAero Thrust, Mr. Mitchell held numerous positions at GE Healthcare, a leading global medical technology, pharmaceutical diagnostics, and digital solutions innovator, including as Chief Procurement Officer February 2019 to November 2019, Vice President of Global Supply Chain February 2018 to February 2019, and Vice President of Sourcing from 2015 to 2018. Mr. Mitchell also held a variety of positions at various GE entities (GE India, GE Inspection Technologies, GE Transportation, GE China, GE Aviation, GE Engine Assembly) including General Manager of Supply Chain, General Manager of Sourcing, Commodity Leader, Plant Operations Leader and Operational Development.

Mr. Mitchell holds an MBA from the University of North Carolina and a BS in Manufacturing Engineering from Boston University.

Mr. Mitchell brings to the Board particular knowledge and experience in the areas of global supply chain management, manufacturing, aviation, strategic acquisitions and engineering. He also brings familiarity with the Company’s customer base and feedstock sources, and with the commercial aviation sector generally.

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PROPOSAL 2: APPROVAL OF SECOND AMENDMENT TO AERSALE CORPORATION 2020 EQUITY INCENTIVE PLAN

Proposal Summary

Effective as of December 22, 2020, the Company established the AerSale Corporation 2020 Equity Incentive Plan (the “2020 Plan”). The 2020 Plan is a vehicle through which Company directors, officers, employees, consultants, and advisors can acquire and maintain an equity interest in the Company through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, and other equity-based awards, or be paid incentive compensation, including incentive compensation measured by reference to the value of the Company’s common stock, thereby strengthening their commitment to the Company’s success and aligning their interests with those of the Company’s stockholders.

On June 9, 2023, the First Amendment to the 2020 Plan was approved by the Company’s stockholders at the Company’s 2023 Annual Meeting of Stockholders to increase the number of shares of common stock reserved and available for grant under the 2020 Plan by 2,000,000 shares, for a total of 6,200,000 shares reserved and available for grant.

On April 21, 2025 (the “Amendment Effective Date”), the Board adopted, subject to stockholder approval, the Second Amendment to the 2020 Plan (the “Second Amendment”). If approved by the stockholders, the Second Amendment will (i) increase the number of shares of common stock reserved and available for grant under the 2020 Plan by 4,000,000 shares. No other changes are being made to the 2020 Plan. The Board believes that the Company’s success is due to its talented workforce and that its future success partially depends on the Company’s continued ability to attract and retain talented people, and (ii) increase from $300,000 to $325,000 the aggregate total compensation awarded to a non-employee director during any fiscal year. The ability to grant equity awards under the 2020 Plan is a critical tool in the Company’s efforts to achieve this objective.

We believe that equity-based awards are an important part of our overall compensation program and want to ensure that there is a sufficient number of shares available to adequately incentivize our officers, employees, directors and consultants. As of December 31, 2024, we had 1,380,277 shares of restricted stock units (including both time-based RSUs (as defined below) and PSUs (as defined below)) and 646,301 stock options outstanding under the 2020 Plan. As of December 31, 2024, only 1,294,229 shares remained available for future grants under the 2020 Plan.

If the Second Amendment is not approved, the shares available for grant under the 2020 Plan could be exhausted within the next year, which would have a detrimental effect on our ability to attract, retain and motivate our employees, officers, directors, advisors and consultants.

Our burn rate for the last two years (the “Burn Rate”), which we define as the total number of shares subject to awards granted in a calendar year expressed as a percentage of our diluted weighted average shares outstanding, was 3% for 2024 and 1% for 2023, and the average Burn Rate over the last two years was 2%. The Board believes that the potential dilution from equity issuances to be made under the 2020 Plan, approval of the Second Amendment, and our historical Burn Rate is reasonable and that approval of the Second Amendment is in the best interests of our stockholders as it allows us to continue awarding equity incentives, which are an important component of our overall compensation program.

In addition to reasonable Burn Rate and dilution levels, we note that our 2020 Plan incorporates the following corporate governance features, which we believe protect the best interests of our stockholders:

•
It does not contain an evergreen provision;
•
It prohibits the repricing of awards without stockholder approval and prohibits the grant of stock options and stock appreciation rights with discounted exercise prices;

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•
It imposes a limit on the total cash compensation paid and the aggregate grant date fair value of stock awarded to any non-employee director during any fiscal year;
•
It contains a clawback provision; and
•
It prohibits the payment of dividends or dividend equivalents on unvested awards.

The closing price of our common stock, as reported on the NASDAQ on April 9, 2025 was $7.35 per share. If the Second Amendment is approved by our stockholders, we anticipate filing a Form S-8 registration statement with the SEC shortly after the Annual Meeting to register the additional shares authorized for issuance pursuant to the Second Amendment.

Set forth below is a summary of the principal provisions of the 2020 Plan, as amended by the proposed Second Amendment. The summary is qualified by reference to the full text of 2020 Plan, as amended by the First Amendment and the proposed Second Amendment.

Plan Summary

Purpose. The purpose of the 2020 Plan is to attract and retain key personnel by providing a vehicle through which Company directors, officers, employees, consultants, and advisors can acquire and maintain an equity interest through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, and other equity-based awards, or be paid incentive compensation, including incentive compensation measured by reference to the value of the Company’s common stock, thereby strengthening their commitment to the Company’s success and aligning their interests with those of the Company’s stockholders.

Eligible Participants. Any director, officer, employee, advisor or consultant of the Company or its affiliates will be eligible to participate in the 2020 Plan. We currently have approximately 621 employees and eight non-employee directors, although we expect that the majority of awards will be generally limited to approximately 20 employees and all of our non-employee directors.

Types of Awards. The 2020 Plan provides for the grant of options to purchase shares of our common stock, $0.0001 par value (“Shares”), including stock options intended to qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and nonqualified stock options that are not intended to so qualify (“NQSOs”), stock appreciation rights (“SARs”), restricted stock awards and restricted stock units (“RSUs”), and other equity-based or cash-based awards (each, an “Award”).

Administration. The 2020 Plan will be administered by the Compensation Committee of the Board or such other committee as the Board may designate to administer the 2020 Plan (the “Compensation Committee”). Subject to the terms of the 2020 Plan and applicable law, the Compensation Committee will have the sole authority to: (i) designate participants; (ii) determine the type or types of Awards to be granted; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled in, or exercised for, cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Shares, other securities, other Awards, or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant or of the Compensation Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in, and/or supply any omission in the 2020 Plan and any instrument or agreement relating to, or Award granted under, the 2020 Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Compensation Committee shall deem appropriate for the proper administration of the 2020 Plan; and (ix) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the 2020 Plan. Unless otherwise expressly provided in the 2020 Plan, all designations, determinations, interpretations, and other decisions under or with respect to the 2020 Plan

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or any award or any documents evidencing awards granted pursuant to the 2020 Plan are within the sole discretion of the Compensation Committee, may be made at any time, and are final, conclusive, and binding upon all persons or entities

Share Reserve. Subject to adjustment as provided below, if the Second Amendment is approved, the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the 2020 Plan will be 10,200,000 shares (the “Absolute Share Limit”). To the extent that an Award expires or is cancelled, forfeited, terminated, settled in cash, or otherwise is settled without issuance to the participant of the full number of Shares to which the Award related, the unissued Shares will again be available for grant under the 2020 Plan. Shares withheld or surrendered in payment of the exercise price, or taxes relating to an Award, shall be deemed to constitute Shares not issued; provided, however, that such Shares shall not become available for issuance if either: (i) the applicable Shares are withheld or surrendered following the termination of the 2020 Plan; or (ii) at the time the applicable Shares are withheld or surrendered, it would constitute a material revision of the 2020 Plan subject to stockholder approval under any then-applicable rules of the national securities exchange on which the Shares are listed. Awards may, in the sole discretion of the Compensation Committee, be granted in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines, or substitute awards, and such substitute awards will not be counted against the Absolute Share Limit, except that substitute awards intended to qualify as ISOs will count against the limit on ISOs described below.

Other Plan Limits. The maximum aggregate number of Shares in the Share Pool that may be issued pursuant to ISOs is 10,200,000 (the “ISO Limit”).

Limit for Non-Employee Directors. During a single fiscal year, each non-employee director shall be granted a number of Shares, taken together with any cash fees paid to such non-employee director during the fiscal year, equal to a total value of $325,000 or such lower amount as determined by the Board.

Changes in Capitalization. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, or other similar corporate transaction or event that affects the Shares (including a Change in Control (as defined in the 2020 Plan)); or (ii) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations, or other requirements, that the Compensation Committee determines, in its sole discretion, could result in dilution or enlargement of the rights intended to be granted to, or available for, participants (any event in (i) or (ii), an “Adjustment Event”), the Compensation Committee shall, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of: (A) the Absolute Share Limit, or any other limit applicable under the 2020 Plan with respect to the number of Awards which may be granted hereunder; (B) the number of Shares or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of Awards or with respect to which Awards may be granted under the 2020 Plan; and (C) the terms of any outstanding Award, including, without limitation: (I) the number of Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate; (II) the exercise price or strike price with respect to any Award; or (III) any applicable performance measures; provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Compensation Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring.

Description of Awards

Stock Options. A stock option is a right to purchase Shares in the future at an exercise price determined by the Compensation Committee at the date of grant. The per-Share exercise price for stock options will not be less than the Fair Market Value (as defined in the 2020 Plan) on the date of grant (and not less than 110% of such Fair

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Market Value for ISO grants made to holders of more than 10% of the Company’s voting power). The terms and conditions of stock options (including exercise price and vesting) will be determined by the Compensation Committee subject to limits set forth in the 2020 Plan and as set forth in the applicable award agreement. All stock options granted under the 2020 Plan will be NQSOs unless the applicable award agreement expressly states that the stock option is intended to be an ISO. All terms and conditions of all grants of ISOs will be subject to Section 422 of the Code and the regulations promulgated thereunder. The maximum term for an option is 10 years from the date of grant. Unless otherwise provided by the Compensation Committee, the purchase price for the Shares as to which a stock option is exercised may be paid to the Company, to the extent permitted by law: (i) in cash, check, cash equivalent, and/or Shares valued at the Fair Market Value at the time the option is exercised; provided, that such Shares are not subject to any pledge or other security interest and have been held by the participant for at least six months; or (ii) by such other method as the Compensation Committee may permit in its sole discretion, including, without limitation: (a) in other property having a Fair Market Value on the date of exercise equal to the exercise price; (b) if there is a public market for the Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Compensation Committee) a copy of irrevocable instructions to a stockbroker to sell the Shares otherwise issuable upon the exercise of the option and to deliver promptly to the Company an amount equal to the exercise price; or (c) a “net exercise” procedure effected by withholding the minimum number of Shares otherwise issuable in respect of an option that is needed to pay the exercise price.

SARs. The Compensation Committee may grant SARs under the 2020 Plan, with terms and conditions determined by the Compensation Committee that are not inconsistent with the 2020 Plan. The Compensation Committee may award SARs in tandem with options, and may also award SARs independent of any option. Generally, each SAR will entitle the participant upon exercise to an amount (in cash, Shares or a combination of cash and Shares, as determined by the Compensation Committee) equal to the product of  (i) the excess of  (a) the fair market value on the exercise date of one Share over (b) the strike price per Share covered by the SAR, times (ii) the number of Shares covered by the SAR, less any taxes required to be withheld. The strike price per Share will be determined by the Compensation Committee at the time of grant but in no event may such amount be less than 100% of the Fair Market Value of a Share on the date the SAR is granted.

Restricted Stock. A share of restricted stock will be an actual Share granted under the 2020 Plan that will be subject to certain transfer restrictions, forfeiture provisions and/or other terms and conditions specified in the 2020 Plan and in the applicable award agreement. The terms and conditions of restricted shares will be determined by the Compensation Committee and set forth in the applicable award agreement, including the vesting schedule, vesting criteria (including any performance goals), term and methods and form of settlement. Restricted shares will be evidenced in such manner as the Compensation Committee may determine. If certificates representing restricted stock are registered in the name of the applicable participant, the certificates will bear an appropriate legend referring to the terms, conditions and restrictions applicable to restricted stock, and the Company will, at its discretion, retain physical possession of the certificates until all applicable restrictions lapse.

RSUs. An RSU is an unfunded and unsecured promise to deliver Shares or cash, or a combination, in accordance with the terms of the applicable award agreement. Each RSU will be granted with respect to a specified number of Shares (or a number of Shares determined pursuant to a specified formula) or will have a value equal to the Fair Market Value of a specified number of Shares (or a number of Shares determined pursuant to a specified formula). RSUs will be permitted to be settled in cash, Shares or any combination thereof, upon the lapse of restrictions applicable to such RSUs or in accordance with the applicable award agreement. The terms and conditions of RSUs will be determined by the Compensation Committee and set forth in the applicable award agreement, including the vesting schedule, vesting criteria (including any performance goals), term and methods and form of settlement.

Other Equity-Based Awards and Other Cash-Based Awards. The Compensation Committee may grant other equity-based or cash-based awards under the 2020 Plan, with terms and conditions determined by the Compensation Committee that are not inconsistent with the 2020 Plan.

Dividends and Dividend Equivalent Rights. The Compensation Committee in its sole discretion may provide as part of an award dividends or dividend equivalents, on such terms and conditions as may be determined by the

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Compensation Committee in its sole discretion. Any dividends payable in respect of restricted stock awards that remain subject to vesting conditions shall be retained by the Company and delivered to the participant within 15 days following the date on which such restrictions on such restricted stock awards lapse and, if such restricted stock is forfeited, the participant shall have no right to such dividends. To the extent provided in an award agreement, dividends attributable to RSUs shall be distributed to the participant in cash or, in the sole discretion of the Compensation Committee, in Shares, upon the settlement of the RSUs and, if such RSUs are forfeited, the participant shall have no right to such dividends.

Description of Other 2020 Plan Terms

Term. No Award may be granted under the 2020 Plan after the tenth anniversary of the Effective Date (as defined in the 2020 Plan) but awards granted before then may extend beyond that date.

Amendment and Termination. The Board may amend, alter, suspend, discontinue, or terminate the 2020 Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuance, or termination may be made without stockholder approval if:  (i) such approval is necessary to comply with any regulatory requirement applicable to the 2020 Plan or for changes in U.S. GAAP to new accounting standards; (ii) it would increase the number of Shares which may be issued under the 2020 Plan (except for adjustments in connection with certain corporate events); or (iii) it would materially modify the requirements for participation in the 2020 Plan; provided, further, that any such amendment, alteration, suspension, discontinuance, or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any award will not to that extent be effective without such individual’s consent.

The Compensation Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel, or terminate, any award granted or the associated award agreement, prospectively or retroactively (including after a termination of employment or service); provided, that, except as otherwise permitted in the 2020 Plan, any such waiver, amendment, alteration, suspension, discontinuance, cancellation, or termination that would materially and adversely affect the rights of any participant with respect to such award will not to that extent be effective without such individual’s consent.

No Repricing. Without stockholder approval, except as otherwise permitted in the 2020 Plan: (i) no amendment or modification may reduce the exercise price of any option or the strike price of any SAR; (ii) the Compensation Committee may not cancel any outstanding option or SAR and replace it with a new option or SAR (with a lower exercise price or strike price, as the case may be) or other award or cash payment that is greater than the intrinsic value of the cancelled option or SAR; and (iii) the Compensation Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the Company’s securities are listed or quoted.

Clawback/Repayment. All awards are subject to reduction, cancellation, forfeiture, or recoupment to the extent necessary to comply with: (i) any clawback, forfeiture, or other similar policy adopted by the Board or the Compensation Committee and as in effect from time to time including, without limitation, the AerSale Corporation Clawback Policy adopted effective December 1, 2023; and (ii) applicable law. To the extent that a participant receives any amount in excess of the amount that the participant should otherwise have received under the terms of the award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations, or other administrative error), the participant will be required to repay the Company any such excess amount.

Detrimental Activity. If a participant has engaged in any Detrimental Activity (as defined in the 2020 Plan), the Compensation Committee may, in its sole discretion, provide for one or more of the following: (i) cancellation of any or all of such participant’s outstanding awards; or (ii) forfeiture and repayment to the Company on any gain realized on the vesting, exercise, or settlement of any awards previously granted to such participant.

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Assignability. No award will be permitted to be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against the Company. However, the Compensation Committee may, in its sole discretion, permit awards (other than incentive stock options) to be transferred, including transfers to a participant’s family members, any trust established solely for the benefit of a participant or such participant’s family members, any partnership or limited liability company of which a participant, or such participant and such participant’s family members, are the sole member(s), and a beneficiary to whom donations are eligible to be treated as “charitable contributions” for tax purposes.

New Plan Benefits

The issuance of any awards under the 2020 Plan will be at the discretion of the Compensation Committee. Therefore, it is not possible to determine the number of shares that will be granted to any individual in the future. As discussed elsewhere in this proxy statement, pursuant to our current director compensation program, non-employee directors are granted an annual RSU award that has a grant date fair value of $125,000. Accordingly, we anticipate that in June 2025 our non-employee directors will be granted RSUs under the 2020 Plan with a value $125,000. In addition, on February 18, 2025, Mr. Mullins received a prorated annual RSU award of 5,434 units and it is anticipated that Ms. DiBattiste and Mr. Mitchell will each receive a prorated RSU award reflecting their service on the Board from April 1, 2025 through the Annual Meeting. The following table sets forth the number of stock options and RSU and PSU awards granted during 2024 under the 2020 Plan to: (i) all our named executive officers, individually and as a group; (ii) all current directors and director nominees who are not executive officers, individually and as a group; and (iii) all employees, including all current officers who are not executive officers, as a group.

	Aggregate Restricted Stock Units and Performance Awards		Stock Options
Individual or Group Name and Position	Dollar Value	Granted	Dollar Value	Granted	Weighted Average Exercise Price per Share
Named Executive Officers
Nicolas Finazzo, Chairman and Chief Executive Officer	$ 3,242,460	461,889	$ 1,081,141	289,850	$ 7.02
Martin Garmendia, Chief Financial Officer and Treasurer	$ 459,340	65,433	$ 153,161	41,062	$ 7.02
Gary Jones, Chief Operating Officer and Head of Material Sales	$ 459,340	65,433	$ 153,161	41,062	$ 7.02
James Fry, Former EVP, General Counsel & Secretary(1)	$ 563,011	80,201	$ 144,150	38,646	$ 7.02
Iso Nezaj, Chief Product Development Officer	$ 360,273	51,321	$ 120,125	32,205	$ 7.02
Executive Officer Group (eight persons)	$ 5,984,367	852,474	$ 1,927,269	516,694	$7.02
Non-Executive Director Group
Robert B. Nichols	$ 177,158	21,354	—	—	—
Lt. General Judith Fedder	$ 125,000	16,960	—	—	—
Andrew Levy	$ 125,000	16,960	—	—	—

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PROPOSALS TO BE VOTED ON

Jonathan Seiffer(2)	—	—	—	—	—
Thomas Mullins(3)	—	—	—	—	—
Carol DiBattiste(3)	—	—	—	—	—
Thomas Mitchell(3)	—	—	—	—	—
Peter Nolan	$ 125,000	16,960	—	—	—
General C. Robert Kehler	$ 125,000	16,960	—	—	—
Non-Executive Director Group (nine persons)	$ 677,158	89,194	—	—	—
Non-Executive Officer Employee Group (about 11 persons)	$ 1,449,862	206,533	483,434	129,607	$7.02
Each associate of any such directors, executive officers or nominees	—	—	—	—	—
Each other person who received or is to receive 5% of such options or rights	—	—	—	—	—
(1)
Mr. Fry resigned from the Company on April 14, 2025.
(2)
Pursuant to Leonard Green internal policies, any directors affiliated with Leonard Green are not entitled to any form of Board compensation. Mr. Seiffer resigned from the Board effective March 14, 2025.
(3)
Mr. Mullins, Ms. DiBattiste and Mr. Mitchell were appointed to the Board during fiscal 2025 and accordingly did not receive any board compensation during fiscal 2024.

U.S. Federal Income Tax Consequences

The United States federal income tax consequences of the issuance and/or exercise of option awards under the 2020 Plan are as follows. The summary is based on the law as in effect on December 31, 2024. The summary does not discuss state or local tax consequences or non-U.S. tax consequences.

Incentive Stock Options. An ISO results in no taxable income to the optionee or a deduction to the Company at the time it is granted or exercised for regular federal income tax purposes. However, upon exercise, the excess of the fair market value of the Shares acquired over the option exercise price is an item of adjustment in computing the alternative minimum taxable income of the optionee, if applicable. If the optionee holds the Shares received as a result of an exercise of an ISO for the later of two years from the date of the grant or one year from the date of exercise, then the gain realized on disposition of the Shares is treated as a long-term capital gain. If the Shares are disposed of during this period, however (i.e., a “disqualifying disposition”), then the optionee will include into income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the Shares, upon exercise of the option over the option exercise price (or, if less, the excess of the amount realized upon disposition of the Shares over the option exercise price). Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee. In the event of a disqualifying disposition, the Company will be entitled to a deduction, in the year of such a disposition, in an amount equal to the amount includible in the optionee’s income as compensation. The optionee’s tax basis in the Shares acquired upon exercise of an ISO is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition. Any further gain realized by the optionee will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. A disqualifying disposition occurring in the same calendar year as the year of exercise would eliminate the alternative minimum tax effect of the ISO exercise.

The foregoing summary of tax consequences associated with the exercise of an ISO and the disposition of Shares acquired upon exercise of an ISO assumes that the ISO is exercised during employment or within three months

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PROPOSALS TO BE VOTED ON

following termination of employment. The exercise of an ISO more than three months following termination of employment will result in the tax consequences described below for NQSOs, except that special rules apply in the case of disability or death. An individual’s stock options otherwise qualifying as ISOs will be treated for tax purposes as NQSOs (and not as ISOs) to the extent that, in the aggregate, they first become exercisable in any calendar year for stock having a fair market value (determined as of the date of grant) in excess of $100,000.

NQSOs. A NQSO results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising an NQSO will, at that time, realize taxable compensation in the amount equal to the excess of the then fair market value of the Shares over the option exercise price. Subject to the applicable provisions of the Code, the Company will be entitled to a deduction for federal income tax purposes in the year of exercise in an amount equal to the taxable compensation realized by the optionee. The optionee’s tax basis in Shares received upon exercise is equal to the sum of the option exercise price plus the amount includible in his or her income as compensation upon exercise.

Any gain (or loss) upon subsequent disposition of the Shares will be a long or short-term capital gain to the optionee (or loss), depending upon the holding period of the Shares. The foregoing summary assumes that the Shares acquired upon exercise of an NQSO option are not subject to a substantial risk of forfeiture.

Stock Appreciation Rights. The grant of a SAR results in no taxable income to the holder or a deduction to the Company at the time of grant. A holder of a SAR will, at the time of exercise, realize taxable compensation in the amount equal to the excess of the then fair market value of the Shares over the option exercise price. The Company will be entitled to a deduction for federal income tax purposes in the year of exercise in an amount equal to the taxable compensation realized by the holder of the SAR. To the extent the SAR is settled in Shares, any additional gain or loss recognized upon any later disposition of the Shares will be capital gain or loss.

Restricted Stock Awards. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the Shares on the date the Shares are no longer subject to a substantial risk of forfeiture (and are freely transferable) unless the participant has elected to make a timely election pursuant to Section 83(b) of the Code, in which case, the participant will recognize ordinary income on the date the Shares were acquired. Upon the sale of Shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value upon which the participant recognized ordinary income, will be taxed as a capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date.

Restricted Stock Units Other Stock-Based or Cash-Based Awards. The grant of RSUs, cash incentive awards or other stock-based or cash-based awards will result in no taxable income to the participant or deduction to the Company. A participant awarded one of these awards will recognize ordinary income in an amount equal to the fair market value of the cash or Shares delivered to the participant on the settlement date. Where an award is settled in the Shares, any additional gain or loss recognized upon the disposition of such shares or property will be capital gain or loss.

Section 409A. Section 409A of the Code imposes restrictions on nonqualified deferred compensation. Failure to satisfy these rules will result in accelerated taxation, an additional tax to the holder of the amount equal to 20% of the deferred amount and a possible interest charge. Stock options granted with an exercise price that is not less than the fair market value of the underlying Shares on the date of grant will not give rise to “deferred compensation” for this purpose unless they involve additional deferral features. Stock options that will be awarded under the 2020 Plan are intended to be eligible for this exception. In addition, it is intended that the provisions of the 2020 Plan comply with Section 409A of the Code, and all provisions of the 2020 Plan will be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under these rules.

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PROPOSALS TO BE VOTED ON

Vote Required

This proposal requires the affirmative vote of a majority of the outstanding shares present at the Annual Meeting online or by proxy and entitled to vote. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will have no effect on this proposal.

THE FULL TEXT OF THE SECOND AMENDMENT IS ATTACHED TO THIS PROXY STATEMENT AS ANNEX A AND THE FOREGOING DISCUSSION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SUCH TEXT.

Recommendation of the Board of Directors The Board of Directors unanimously recommends a vote FOR the approval of the Second Amendment to the 2022 Plan as Annex A to this proxy statement.

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PROPOSALS TO BE VOTED ON

PROPOSAL 3: ADVISORY VOTE TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Proposal Summary

We are asking you to approve the following advisory proposal — commonly known as a “say-on-pay” proposal — on the compensation awarded to our named executive officers for 2024 as disclosed in this proxy statement. Accordingly, we are asking you to approve, on a non-binding basis, the following advisory resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Although this say-on-pay advisory vote is not binding on the Board, the Board will review and consider the voting results and other relevant factors in responding to this advisory vote. We hold an annual vote on say-on-pay because we believe it is important to obtain the input of our stockholders on our executive compensation program. Each year our Compensation Committee and independent compensation consultant takes a careful look at the Company’s executive compensation program to determine whether to make any design or implementation changes. Reasons to make changes may include the results of say-on-pay stockholder votes, stockholder feedback, the financial and operating performance of the Company, the performance of individual senior management members, peer group changes or market trends.

As in prior years, the Compensation Committee in consultation with our independent compensation consultant, designed the 2024 executive compensation program to align executive pay with Company performance in order to create an identity of interest between management and stockholders. This goal is accomplished principally through the payment of performance-based cash bonuses and the grant of equity awards.

The Board encourages you to read the “Compensation Discussion and Analysis” and the accompanying executive compensation tables in this proxy statement for a comprehensive description of the 2024 executive compensation program.

All 2024 executive compensation paid to the named executive officers is performance-based or at-risk compensation, other than base salaries and limited other compensation such as health insurance and 401(k) matching contributions, as shown below:

Plan	Performance goals or vesting criteria
FY24 short-term incentive plan – cash bonuses	Adjusted EBITDA, strategic objectives
FY24 long-term incentive plan – time-based restricted stock units	Aligned with stockholder value creation with pro rata three-year vesting period.
FY24 long-term incentive plan – performance-based restricted stock units	Adjusted EBITDA from operations over a cumulative three-year operating period.
FY24 long-term incentive plan – stock options	Stock price appreciation with pro rata three-year vesting period.

Compensation Committee Independence

Lt. General Fedder, General Kehler and Ms. DiBattiste all of whom are independent non-employee directors, are the current members of the Compensation Committee of the Board of the Company. Mr. Seiffer, who served as the chair of the Compensation Committee until March 14, 2025, was also an independent non-employee director. None of the members of the Compensation Committee is or ever was an officer or employee of the Company or any of its subsidiaries, and none of the executive officers of the Company served on the board of directors or

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PROPOSALS TO BE VOTED ON

compensation committee of any entity whose officers served either on the Board of the Company or on the Compensation Committee of the Board of the Company.

Our Compensation Decisions in Fiscal 2024

Following the unique challenges COVID that carried over from 2023, the Compensation Committee continued to take actions in 2024 that we believe best serve the alignment of pay with performance and the retention of key members of our executive leadership team going forward. In 2024, the Committee continued with the pre-pandemic era executive compensation program that was reintroduced in 2024, namely to reintroduce equity based share awards at a mix of 50% performance based units, 25% options and 25% time based units in the long-term incentive plan.

In 2024, we continued to enhance our executive compensation program in response to comparative industry analysis by our independent compensation consultant and a focus on retention of key employees. These changes for 2024 included, but are not limited to, (1) a continued commitment to attach 50% of equity awards to performance conditions; (2) a commitment to attach 25% of equity awards to the performance of the Company stock through the issuance of options; (4) capping the payout on performance-based restricted stock at 200%; and (5) adjustments in base salaries to align with the industry and competitive market.

Ongoing Commitment to Stockholder Engagement

The Committee values the perspectives of the Company’s stockholders and the importance of stockholder feedback expressed directly and through the annual say-on-pay voting process. We remain committed to maintaining a compensation structure that aligns pay with performance, drives long-term value creation, and reflects the perspectives of our stockholders.

Vote Required

This proposal requires the affirmative vote of a majority of the outstanding shares present at the Annual Meeting online or by proxy and entitled to vote. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will have no effect on this proposal.

Recommendation of the Board of Directors The Board of Directors unanimously recommends that our stockholders vote FOR the approval, on an advisory basis, of our named executive officer compensation.

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PROPOSALS TO BE VOTED ON

PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The Company is seeking to obtain input from our stockholders on how frequently we should seek an advisory vote on compensation of our named executive officers, such as proposal 3 included in this proxy statement. Pursuant to Section 14A of the Exchange Act, this advisory vote is held at least once every six years. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on our named executive officer compensation once every one year, two years or three years.

Our Board of Directors believes that an annual advisory vote on named executive officer compensation will provide our stockholders with direct and timely input on our executive compensation program and is the most appropriate alternative for the Company.

Stockholders will be given the opportunity to vote on the following advisory resolution:

“RESOLVED, that the option of once every one year, two years, or three years that receives the greatest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold an advisory stockholder vote to approve the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules (including the Compensation Discussion and Analysis, compensation tables and accompanying narrative discussion contained in the Company’s proxy statement).”

Vote Required

You may cast your vote for your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote for the resolution. The frequency option (i.e., “one year”, “two years”, or “three years”) that receives the highest number of the votes cast on this proposal will be considered the recommended preference of stockholders.

Recommendation of the Board of Directors The Board of Directors unanimously recommends a vote FOR “ONE YEAR” as the frequency of future advisory votes to approve named executive officer compensation.

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PROPOSALS TO BE VOTED ON

PROPOSAL 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Grant Thornton LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice. In the event that the appointment of Grant Thornton LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2026. Even if the appointment of Grant Thornton LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company. Grant Thornton LLP has served as our independent auditor since fiscal year 2020.

A representative of Grant Thornton LLP is expected to attend the 2024 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

Vote Required

This proposal requires the affirmative vote of a majority of the outstanding shares present at the Annual Meeting online or by proxy and entitled to vote. Abstentions will have the same effect as a vote against the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Grant Thornton LLP, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Grant Thornton LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2025.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF

DIRECTORS

The Audit Committee of the Board of Directors (the "Audit Committee") has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2024, and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communication with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

AUDIT COMMITTEE

Andrew Levy (Chair)

Peter Nolan

Lt. General Judith Fedder

Thomas Mullins

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FEES AND OTHER MATTERS

The following table summarizes the fees of Grant Thornton LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2024	2023
Audit Fees	$ 1,432,080	$ 943,610
Audit-Related Fees	—	—
Tax Fees	$ 30,165	$ 71,397
All Other Fees	—	—
Total Fees	$ 1,462,245	$ 1,015,007

Audit Fees

Audit fees for the fiscal years ended December 31, 2024, and 2023 include fees for the audit of the Company’s consolidated financial statements, the review of interim financial statements included in the Company’s Quarterly Reports on Form 10-Q, registration statements, and statutory audits.

Tax Fees

Tax fees for the fiscal years ended December 321, 2024 and 2023 consist of fees related primarily to tax compliance matters, including international, federal and state tax return preparation, and consultations regarding tax matters.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Grant Thornton LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Grant Thornton LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee periodically reviews and pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Grant Thornton LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

All fees and services described in the table above were pre-approved pursuant to the Pre-Approval Policy.

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CURRENT EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Nicolas Finazzo(1)	68	Chairman, Chief Executive Officer and Director
Martin Garmendia(2)	50	Chief Financial Officer, Treasurer and Secretary
Gary Jones(3)	62	Chief Operating Officer and Head of Material Sales
Craig Wright(4)	56	Senior Vice President and Head of Asset Management
Iso Nezaj(5)	69	Chief Product Development Officer
Ben Tschirhart(6)	48	Senior Vice President and Head of Engineered Solutions
Enrique Pizzi(7)	53	Chief Information Officer

(1)
See biography on page 10 of this proxy statement.
(2)
Martin Garmendia has served as our Chief Financial Officer since 2018. From 2015 to 2018, he served as our Senior Vice President of Finance and Corporate Controller. From 2006 to 2015, Mr. Garmendia had various roles for NextEra Energy (NYSE: NEE) including Senior Director of Corporate Accounting for Florida Power & Light, a power utility company and Controller during the IPO of NextEra Energy Partners (NYSE: NEP). From 2003 to 2006, Mr. Garmendia had various roles for Bacardi USA, Inc., a spirits company, including Finance Manager of the Forecast Budget & Analysis Group. From 2000 to 2003, Mr. Garmendia was a Senior Auditor in the Assurance & Advisory Practice at Deloitte & Touche, LLP, a multinational professional services network and accounting firm. Mr. Garmendia is a Certified Public Accountant in the State of Florida.
(3)
Gary Jones was promoted to Chief Operating Officer on March 27, 2023, and continues to also serve as Head of Material Sales (formerly known as President of Materials Group), a position which he has held since 2019. From 1999 through 2019, he was President and Chief Executive Officer of Qwest Air Parts, a supplier and distributor of commercial aviation parts that was acquired by AerSale Corp. in 2019. From 1983 to 1998, Mr. Jones was Vice President of Acquisitions for GE Capital Aviation Services, a commercial aviation financing and leasing company.
(4)
Craig Wright has served as our Senior Vice President and Head of Asset Management (formerly known as Division President, Aircraft & Engine Management) since December 2019. From January 2019 to December 2019, he was the President of AerSale Corp. From June 2017 to January 2019, Mr. Wright was Chief Commercial Officer of AerSale Corp. From 2010 to 2017, he was Senior Vice President of Aircraft Leasing for AerSale Corp. From 2006 to 2010, he was Vice President of Fleet for Macquarie AirFinance, a global aircraft leasing company. From 2001 to 2006, Mr. Wright was Director of Corporate Finance for GATX Capital Corp., working in multiple business units including rail/locomotive, information technology equipment and aviation finance. From 1990 to 1998, Mr. Wright was a Consulting Engineer for Lin & Associates, Inc., a specialized structural engineering company.
(5)
Iso Nezaj has served as our Chief Product Development Officer since August 2023. From 2017 until August 2023, Mr. Nezaj was our Division President, Engineered Solutions.. He also previously served as our Chief Technical Officer from 2019 to 2021. From 2014 to 2017, Mr. Nezaj was our Senior Vice President of Technical Services. From 2010 to 2014, Mr. Nezaj was our Vice President in Technical Services. From 2009 to 2010, he was President of Air One Maintenance & Engineering LLC, a maintenance repair operation service provider. From 2000 to 2009, Mr. Nezaj was General Manager of Commercial Jet Inc., a maintenance repair operation service provider. From 1997 to 1999, Mr. Nezaj was Vice President and Chief Operating Officer of Skytrak International Airlines, Inc., a US FAR certified 121 commercial airline. From 1995 to 1997, Mr. Nezaj was Vice President of Engineering for Aeron Equities, Inc., a leasing aviation company. From 1993 to 1994, Mr. Nezaj was Director of Quality Assurance and Engineering for Kiwi International Airlines, Inc., a US FAR certified 121 commercial airline.
(6)
Ben Tschirhart has served as our Senior Vice President and Head of Engineered Solutions (formerly known as President, Engineered Solutions) since August 2023. From 2017 to 2023, Mr. Tschirhart held various director roles at Aviation Technical Services (“ATS”) within their Engineering Solutions business unit, focused on Supplemental Type Certificate (“STC”) and Test and Computation Parts Manufacturer Approval development, ending his tenure as Vice President, Engineering Solutions. From 2014 to 2017, Mr. Tschirhart held the position of Sr. Program Manager at Greenpoint Technologies, focused on product development for use in V/VIP aircraft interiors. From 2011 to 2014, Mr. Tschirhart was a Program Manager at B/E Aerospace – Flight Structures, focused on delivering bespoke STC solutions to global airlines, including Passenger-to-Freighter Conversion, Crew Rest, and Interior Reconfiguration Programs. From 2010 to 2011, Mr. Tschirhart served as Program Manager at ATS where he focused on aircraft heavy maintenance programs. From 2006 to 2010, Mr. Tschirhart was a Program Manager at B/E Aerospace – Flight Structures, managing Passenger-to-Freighter STC and OEM Structures development programs.
(7)
Enrique Pizzi has served as the Chief Information Officer for AerSale since January 2019 and previously from 2016 to 2017, leveraging his extensive expertise in information technology, cybersecurity, product development, strategic management, and operations. From September 2017 to 2019, Mr. Pizzi served as ILUMNO’s Chief Technology Officer, where he spearheaded the development and integration of technology solutions worldwide across a network of higher education institutions in Latin America. Prior to that, from 1997 to 2016, he was employed at TradeStation Group, a subsidiary of Monex Group Japan, a financial services company offering trading technology and brokerage services to individual and institutional traders. During his tenure at TradeStation, Mr. Pizzi held diverse management roles, including Information Technology Manager, Director, Vice President, and Chief Information Officer. Additionally, he served as President of TradeStation Global Services, Costa Rica. Mr. Pizzi commenced his career in information technology in 1990 at IVAX Corporation, where he assumed technical roles supporting the firm’s multinational subsidiaries involved in the development, manufacturing, and distribution of brand-equivalent pharmaceutical products.

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CORPORATE GOVERNANCE

General

Corporate Governance Highlights

Our goal is to ensure that our corporate governance practices reflect best practices tailored, as necessary, to our culture, strategy and performance. Below are highlights of the expected composition our Board of Directors following the Annual Meeting and a list of our corporate governance practices.

Corporate governance highlights

7 Directors	5 Independent directors	64 Average age of directors	3 years Average tenure of directors

•
Independent Lead Director
•
Majority voting in uncontested director elections
•
Annual stock grant to non-employee directors
•
Executive sessions of independent directors
•
Independent compensation consultant
•
Board, Board committee, and individual director self-evaluations
•
Three of our 4 directors on the Audit Committee are “audit committee financial experts”
•
Two of our 7 director nominees are female or racially diverse

•
Code of Business Conduct and Ethics
•
Ethics Hotline
•
Related Person Transaction Policy
•
Disclosure Committee for financial reporting
•
Beginning with this year's Annual Meeting, annual stockholder approval of executive compensation
•
Audit, Compensation and Nominating and Corporate Governance Committees comprised entirely of independent directors
•
Enterprise risk management program

Our Board of Directors has adopted Corporate Governance Guidelines (the “Governance Guidelines”), a Code of Business Conduct and Ethics, and charters for the Board of Director’s Nominating and Corporate Governance Committee (the “Governance Committee”), Audit Committee (the “Audit Committee”) and Compensation Committee (the “Compensation Committee”) to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access the current Board committee charters, our Governance Guidelines, and our Code of Business Conduct and Ethics in the “Governance” section of our website at ir.aersale.com, or by writing to our Secretary at our offices at 9850 NW 41st St., Suite 400, Doral, Florida 33178. The information on our website is not incorporated by reference into, or a part of, this proxy statement.

The Company is governed by its Board of Directors. Other than with respect to matters reserved to stockholders, the Board is the ultimate decision-making body of the Company. The Board is responsible for overseeing the Company’s strategy and performance, and protecting stockholder interests and value. Further, the Board is responsible for selecting and overseeing the Company’s executive officers, who set and execute the Company’s business strategy and handle the Company’s day-to-day operations. In carrying out its responsibilities, the Board has created and delegated certain responsibilities to four standing committees:

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CORPORATE GOVERNANCE

•
the Audit Committee;
•
the Compensation Committee;
•
the Governance Committee; and
•
the Investment Committee.

Additional information about these committees and their responsibilities is described under “Committees.”

The Board is committed to maintaining corporate governance practices that maximize stockholder value. To further its commitment, the Board has adopted the Governance Guidelines to provide transparency in the roles and responsibilities of the Board and management and the Board’s governance philosophy and practices, promote functioning of the Board and its committees, describe a common set of expectations on how the Board should perform its functions, and promote effective governance. The Board is responsible for overseeing, counseling, and directing management; ensuring that our long-term interests and the long-term interests of our stockholders are being served; reviewing the major risks facing the Company and helping develop strategies to address those risks; assessing adherence to the Company’s standards and policies; and performing the duties and responsibilities assigned to the Board under the Governance Guidelines and our Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws, in each case, as amended, and applicable law. The Governance Guidelines speak to a number of different matters, including Board responsibilities, management succession planning, director conflicts of interest, director compensation, outside board memberships, the Board’s view on director term limits, and director attendance at meetings, among other things.

Board Size

Pursuant to our Amended and Restated Bylaws, as amended, the Board of Directors is required to consist of one or more directors, and, pursuant to our Amended and Restated Certificate of Incorporation, as amended, the size of the Board may be increased or decreased at any time exclusively by resolutions adopted from time to time by the Board of Directors. Currently, the Board of Directors consists of nine directors: eight non-employee directors, consisting of, Peter Nolan, General C. Robert Kehler, Lt. General Judith Fedder, Robert Nichols, Andrew Levy, Thomas Mullins, Carol DiBattiste and Thomas Mitchell, and one employee director, Nicolas Finazzo. Mr. Nolan and General Kehler have elected not to stand for re-election and their service on the Board will terminate as of June 5, 2025, the date of the Annual Meeting. Thereafter, upon election of the director nominees, the Board will consist of seven directors: six non-employee directors, consisting of Lt. General Judith Fedder, Robert Nichols, Andrew Levy, Thomas Mullins, Carol DiBattiste and Thomas Mitchell, and one employee director, Nicolas Finazzo.

As stated in the Governance Guidelines, the Governance Committee is responsible for periodically reviewing the size of the Board and recommending to the Board any changes it deems appropriate with respect to Board size.

Board Composition

Selecting qualified individuals to serve as directors is key to the Board’s performance. The Governance Committee is responsible for evaluating qualified potential candidates to serve on the Board and recommending to the Board for its selection nominees to stand for election as directors at the Company’s annual meeting of stockholders. This responsibility is further described in the Governance Committee’s charter. In evaluating candidates, the Governance Committee and Board consider the qualifications and expertise of director candidates individually and in the broader context of the Board’s overall composition, taking into account any particular needs that the Company may have based on its strategic initiatives, risks, and opportunities. In evaluating individual candidates, the Governance Committee considers many factors, including the personal and professional ethics and values, experience, judgment, and diversity (including, but not limited to, with respect to age, gender, race, place of residence and specialized experience) of the candidates, among other factors. It is the Board’s policy that the Board should reflect diversity of viewpoint, professional experience, education, skill, expertise, industry knowledge, and such other factors as the Governance Committee and Board believe would enhance Board effectiveness.

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Director Independence

The Company’s common stock is listed on the Nasdaq Capital Market and the Company uses the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) to determine director independence. Under Nasdaq’s listing standards and the Governance Guidelines, the Board must consist of a majority of independent directors, and the Audit, Governance, and Compensation Committees must consist solely of independent directors. Our Board of Directors has determined that Lt. General Judith Fedder, Andrew Levy, Thomas Mullins, Carol DiBattiste and Thomas Mitchell each qualify as “independent” in accordance with the listing requirements of Nasdaq. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. Nicolas Finazzo and Robert B. Nichols are not independent as Mr. Finazzo is our current Chief Executive Officer and Mr. Nichols was an employee of the Company until December 31, 2023. There are no family relationships among any of our directors or executive officers.

Director Candidates

The Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Governance Committee for candidates for election as a director. Thomas Mullins was recommended to serve on our Board by one of our non-employee directors, Carol DiBattiste was recommended to serve on our Board by the Company’s third-party employee benefit plans consultant, and Thomas Mitchell was recommended to serve on our Board by our Chief Executive Officer.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. While the Governance Committee considers all of the factors described above, it may give greater weight to one factor over another when making nominating decisions. The Governance Committee reviews annually the appropriate skills and characteristics required of directors in light of the current composition of our Board, our Governance Guidelines, and Nasdaq and SEC rules. Board candidates nominated by stockholders must meet the criteria described in this proxy statement but will otherwise be considered on the same basis as candidates nominated by the Board. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director

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for re-election, the Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

Stockholders may recommend individuals to the Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Governance Committee, c/o Secretary, AerSale Corporation, 9850 NW 41st St., Suite 400, Doral, Florida 33178. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Governance Committee will evaluate stockholder recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications from Stockholders

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors in writing: c/o Secretary, AerSale Corporation, 9850 NW 41st St., Suite 400, Doral, Florida 33178.

Board Leadership Structure and Role in Risk Oversight

Our Amended and Restated Bylaws, as amended, and Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Currently, the roles are combined, with Mr. Finazzo serving as Chairman of the Board and Chief Executive Officer of the Company. Our Board has determined that combining the roles of Chairman of the Board and Chief Executive Officer is in the best interests of our Company and its stockholders at this time because it promotes unified leadership by Mr. Finazzo and allows for a single, clear focus for management to execute the Company’s strategy and business plans.

Our Governance Guidelines provide that whenever the Chair of the Board is also a member of management or is a director that does not otherwise qualify as an independent director, the independent directors may elect a lead director whose responsibilities include, but are not limited to, presiding over all meetings of the Board at which the Chair of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors and the Chair of the Board, as appropriate. Currently, Mr. Nolan serves as our Lead Independent Director. Upon the expiration of Mr. Nolan's term of service on the Board at the conclusion of the Annual Meeting, it is anticipated that Mr. Levy will be appointed by the Board to serve as the Board’s Lead Independent Director.

Due to the strong leadership of Mr. Finazzo, coupled with the independent oversight provided by our Lead Independent Director and our independent Board members, our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Our Board of Directors and its committees are responsible for overseeing our risk management process. Our Board of Directors focuses on our general risk management strategy, the most significant risks facing us, including risks relating to the Company’s credit, liquidity, and operations, and oversees the implementation of risk mitigation strategies by management. The Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, and oversees the management of financial and cybersecurity risks. The

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Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements as well as the administration and oversight of the environmental, social, and governance (“ESG”) policies and programs of the Company. The Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. Our Board of Directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Code of Ethics

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We intend to post on our website at ir.aersale.com all disclosures that are required by the SEC, the rules of Nasdaq, or other applicable law concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics within four business days of such amendment or waiver. The information on our website is not incorporated by reference into, or a part of, this proxy statement.

Ethics Hotline

The Company maintains an Ethics Hotline to receive confidential complaints, information, suggestions or recommendations concerning the Company, its officers, directors, employees, policies, procedures, employment and business practices, accounting or audit matters, financial reporting, or compliance with other Company policies or applicable regulatory or legal requirements. The Ethics Hotline, which is toll-free and also accessible through the Company’s website ethics@aersale.com, permits individuals to identify themselves or remain anonymous at their election.

Attendance by Members of the Board of Directors at Meetings

During the fiscal year ended December 31, 2024, each director attended at least 90% of the aggregate of (i) all meetings of the Board of Directors held during the period for which he or she served as a director and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Under our Governance Guidelines, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend. All directors who served as a director of the Company at such time attended our 2024 Annual Meeting of Stockholders.

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ESG Oversight and Governance

Our focus on ESG matters is specifically overseen by our Compensation Committee and generally overseen by our Board of Directors. Overall general Company risks are addressed by our risk management program which is overseen by our Audit Committee. Our Audit Committee also oversees our Ethics Hotline and our cybersecurity risks. Our Governance Committee oversees all aspects of our governance policies and practices.

At the management level, we have assembled a multidisciplinary team of senior leaders representing legal, communications, human resources, operations, environmental, health and safety. This group, with input and guidance from other senior business leaders, assesses risks and opportunities related to our ESG focus areas, monitors and implements our ESG strategies, tracks our progress, and guides our reporting to stakeholders. The Compensation Committee and Board of Directors receives reports on ESG matters from this group on a periodic basis.

Environmental

Our Commitment to Sustainability

AerSale’s mission is to provide full-service support to owners and operators of mid-life commercial aircraft who lack the infrastructure and/or expertise to cost effectively maintain such aircraft during the second half of their operating life through their retirement from service. We believe that making positive contributions in ESG topics is impactful for our business, and these elements are intertwined with how we operate and conduct ourselves. We believe that the effective integration and management of sustainability issues support the sustainable long-term growth of our business while simultaneously creating value for our stakeholders.

Sustainability Oversight

In 2024, AerSale continued to build upon our strong oversight frameworks, and to further evolve our sustainability strategy. Our executive management team, recognizing the importance of these responsibilities, established an internal cross-functional ESG working group that was tasked with driving initiatives that promote sustainability. The Board is updated quarterly regarding these sustainability initiatives, and the working group meets regularly.

Against this backdrop, we have, with the assistance of outside expertise, performed an assessment of key indicators and engaged with our internal and external stakeholders on sustainability topics to help further inform our future direction and priorities. The three tenets of our sustainability strategy are: (1) Environmental Responsibility; (2) Social Impact; and (3) Our Culture of Governance.

Our three tenets arose from a priority-based approach to disclosure, in line with best practices. In the winter of 2024, AerSale completed its first assessment of sustainability priorities. We plan to publish our Sustainability Report in spring of 2025, prior to our Annual Meeting. Our analysis of sustainability topics included the Sustainability Accounting Standards Board (SASB) standard.

Environmental Responsibility

We believe our industry has a responsibility to create a more environmentally sustainable future for all, making environmental stewardship an integral focus for AerSale. As environmental concerns become more prevalent, we recognize the need to comply with increased regulations and stricter environmental standards. Highlights of our efforts and accomplishments include:

•
Encouraging environmentally friendly workplace practices by supporting recycling and separation of waste throughout our facilities.
•
Promotion of electricity, natural gas, and water efficiency measures across our value chain.
•
Increasing the use of e-records and e-signing technology.

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•
Enhancing our facilities’ operations through energy efficiency measures, demonstrating our commitment to reducing carbon emissions, waste, and water usage.
•
Expanding green energy adoption and improving recycling efforts across our facilities.

As we work to reduce our own emissions, we are realizing sustainability opportunities in our supply chain. AerSale takes a proactive approach to supplier onboarding, including conducting ongoing assessments of suppliers’ commitments to sustainability, as well as potential supply chain risks. Additionally, we consider the upstream and downstream impacts of our operations. We believe that our focus on environmental sustainability, with the objective of reducing costs and improving sustainability of our operations, provides strategic benefit.

Social Impact

We consider our employees to be our most valuable asset. Therefore, the development of Human Capital Resources, Health and Safety, Talent Management and Career Development, and Diversity and Inclusion programs are vital to AerSale’s Social Impact strategy.

We have begun to enhance our culture and talent management function by implementing a Human Capital Resources program to enable leaders to better attract, develop and manage talent. These practices include developing standards for setting goals, performance evaluations, succession planning, and learning and development. We are committed to pay equity and regularly review our compensation model to ensure fair and inclusive pay practices across our business. As of February 1, 2025, we employed 636 employees worldwide, none of whom are subject to a collective bargaining agreement. Approximately 99% of our employees are based in the United States.

Our commitment to Health and Safety is an essential part of AerSale’s culture. Our enterprise dedication to this topic helps us attract, retain, and protect the best people. Our goal is to achieve a zero-injury workplace, and we continue to review our practices to keep our stakeholders healthy and safe. Each AerSale MRO facility has developed an Environmental Policy and Procedures Manual in compliance with applicable federal, state, and local environmental laws and regulations. We use an annual goal setting process to drive injury rate improvements, and our injury rate reduction goal is a performance metric that is reported to all of our employees. Trainings on Health and Safety best practices is provided to all of our employees. Each of our locations performs regular safety reviews to ensure that proper policies are in place. All employees and contractors are required to acknowledge and adhere to our policies that express our commitment to eliminating workplace hazards. In addition to training and development, we measure and report on monthly safety metrics and review our safety performance with AerSale leadership.

AerSale is committed to providing all employees with the opportunity to grow, connect, and thrive as a team member. At AerSale, our talent management and career development programs prepare our employees for a rewarding and challenging experience. Management and leadership curriculums are tailored based on each facility’s unique needs as well as the individuals’ needs. At our facilities, we have established a career readiness program specifically for aspiring aviation mechanics and technicians. This program allows individuals to start in an entry level role and, through supervision, training, and mentorship complemented by our Airframe and Powerplant (“A&P”) reimbursement program, become an A&P mechanic or inspector. Our employees are encouraged to take advantage of our tuition reimbursement program to obtain professional and technical certifications or pursue degree programs related to their career track. Our annual talent and performance review allows AerSale’s management team to identify emerging talent in the organization and develop a succession plan. By evaluating our workforce and needs, we are able to provide opportunities for growth and professional fulfillment.

We believe that inclusion is key to our success. We are a proud Equal Opportunity Employer. For over a decade, we have created employment opportunities in diverse communities. By creating an environment where employees feel embraced and appreciated, we believe that our employees will be motivated to excel and contribute to our continued success. Our people management practices prioritize inclusion to foster a culture of belonging. We have several organizational structures in place to maintain accountability for our inclusion efforts. Additionally, throughout the year, our people have the opportunity to participate in a variety of learning and education programs such as attending internal and external seminars/workshops and online training courses.

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As of December 31, 2024, the Company’s employee base includes 34% females and 62% minorities. We actively engage in recruiting fairs and efforts at various training institutions, especially those that have high minority and diverse enrollment rates. We continue to work with local organizations to identify minorities with an increased focus on veterans who will be transitioning into the civilian workforce. In 2024, AerSale was approved for an aviation workforce development grant for aviation technical workers. Through this grant we were able to provide 10 scholarships to support students going through a certified A&P program. Additionally, this funding allowed us to reach approximately 1,000 students of a diverse background or from economically disadvantaged areas.

Culture of Governance

AerSale is committed to achieving excellence in our corporate governance practices. We emphasize a culture of accountability and conduct our business in a manner that is fair, ethical, and responsible to earn the trust of our stakeholders. Our Board is responsible for overseeing the management of AerSale, including sustainability. Our Board has four standing committees: Audit Committee, Compensation Committee, Governance Committee, and Investment Committee. Copies of the committee charters of each of the Audit, Compensation and Governance Committees setting forth the responsibilities of such committees are available on our website.

The Company has comprehensive corporate governance policies and structures in place to foster accountability and transparency for our management team. These policies reflect our underlying commitment to maintain the highest standards of ethics and integrity and to operate our business in compliance with all applicable anti-corruption, anti-bribery, and anti-trust laws and regulations.

We have processes in place for assessing, identifying, and managing material risks from cybersecurity threats which have been integrated into the Company’s overall risk management strategy and processes. The Company seeks to address cybersecurity risks through a comprehensive approach that is focused on implementing robust protective measures, promoting user awareness and education, continuously monitoring for potential threats, and swiftly responding to any security incidents to ensure the confidentiality, integrity, and availability of sensitive information.

In addition, we actively engage with key vendors and industry communities as part of our continuing efforts to evaluate and enhance the effectiveness of our information security policies and procedures and have processes in place to oversee and identify the risk of cybersecurity threats associated with our use of these third-party vendors. We generally require third parties to, among other things, maintain security controls to protect our confidential information and data, and notify us of material cybersecurity threats that may impact our business.

Our information technology team operates 24/7 and deploys a combination of industry-leading tools and in-house innovative technologies to help protect our stakeholders against cybercriminals and fraudsters. AerSale employees are responsible for complying with our cybersecurity standards and complete mandatory training throughout the year to understand the behaviors and technical requirements necessary to keep information secure. Our IT team uses a combination of industry-leading tools and innovative technologies to help protect our stakeholders’ data.

We routinely engage with our stakeholders to better understand their views on sustainability matters, carefully considering the feedback we receive and acting when appropriate. We are committed to being transparent about our approach to and performance on sustainability topics. As noted, we plan to publish our Sustainability Report this spring to provide information on how we are addressing the sustainability-related matters that we and our stakeholders view as important to our business.

Diversity and Social

At AerSale, we strive to treat everyone with respect and create a culture of inclusion and diversity. We have developed a variety of programs designed to enhance the experience and working environment of our employees, and also engage in recruiting and development programs that further support our commitment to diversity, inclusion, and our culture of ethics. We also have a Code of Business Conduct and Ethics and Ethics Hotline to which employees can anonymously report any ethical or other concerns they may have in relation to violations of Company policies. All employees are required to review and acknowledge the Code of Business Conduct and Ethics annually. We strive to ensure that all of employees have a voice and feel valued while also placing a priority on

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employee education and training. Our employees receive annual training on diversity and our managers receive training on managing performance.

Our Company believes in and strives to achieve diversity in the workforce. Currently our workforce consists of a diverse workforce as represented in the chart below:

EMPLOYEE DEMOGRAPHICS
American Indian or Alaska Native (United States of America) Male 1%
Asian (United States of America) Female...
Asian (United States of America) Male 2%
American Indian or Alaska Native (United States of America) Female 0%
Black or African American (United States of America) Male 4%
Black or African American (United States of America) Female 1%
White Male 27%
Hispanic or Latino (United States of America) Female 16%
White Female 7%
Two or more races Male 1%
Two or more races Female 0%
Not specified Female 1%
Hispanic or Latino (United States of America) Male 38%
Not specified Male 1%
Native Hawaiian or Other Pacific Islander (United States of America) Male 0%

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In addition to our continuous efforts to achieve and maintain diversity in the workforce, we also make sure that diversity and inclusion is in our culture by requiring all new hires to complete diversity training. We also advertise our available positions with historically Black Colleges through the HandShake college recruitment tool, partner with community colleges to establish aviation machine shop career paths with an emphasis on the Latinx community. AerSale participates in college diversity events and fairs for the LGBTQ community. Moreover, we partner with the Society of Women in Engineering and Women in Aviation to promote the industry and try to match qualified applicants with available opportunities.

Our recruitment programs also involve partnerships with college programs, such as Embry-Riddle Aeronautical School, to provide internships and jobs. We are currently launching a scholarship program to focus on minority graduates. Finally, we actively recruit veterans through a partnership recruiting program with Luke Air Force Base in Goodyear, Arizona. Our program also includes summer internships for high school students who have demonstrated academic achievement and are pursuing careers in aviation and business. It is our intent to continue with these programs and partnerships in order to continue to expand our outreach.

Workforce Development

In 2024, AerSale continued to utilize grant funding under the FAA Aviation Workforce Development Aviation Maintenance Technical Workers program. This program has made an impact on the communities in which AerSale operates by providing its constituents with opportunities for both on the job training and the potential for scholarships allowing them to progress in a career in Aviation Maintenance. Additionally, these funds have been used to educate students across various states on a career in Aviation Maintenance through career events and outreach, field trips, and school visits that provide them with insight into AerSale’s day-to-day operations.

In 2024, AerSale awarded scholarship recipients at George T. Baker Aviation Technical College and Eastern New Mexico University-Roswell’s Aviation Maintenance Technical Program. This initiative is part of a company-wide effort to offer financial assistance to students pursuing careers in Aviation Maintenance, Aerospace Engineering, and Aviation Business.

We also participated in career fairs throughout 2024 to educate and recruit qualified applicants to consider a career with AerSale, including the Roswell, New Mexico Job Corps Career Fair, the Goddard High School Career Fair, Roswell, New Mexico, the ENMU-R Career Expo, Roswell, New Mexico, and Embry Riddle, George T. Baker Student Field trips in South Florida.

Employee Engagement

We engage in periodic employee surveys to measure engagement and how employees feel about different areas of their employment at AerSale including diversity and inclusion. We identify areas of strengths and weaknesses and develop action plans to address with stakeholders. Through these surveys, our employees have indicated that they have a sense of inclusion and appreciation for our cultural efforts, and as the Company grows larger, they want to maintain this feeling that they are part of a family. Overall, our employees are confident about the future and stability of the Company. Employees also appreciate the incorporation of town halls, employee activities, and the improvements to our medical benefits.

We have the AerSale employee recognition program, and we offer reimbursement for education/certifications and for airframe and powerplant as part of learning and development. We host employee events to encourage communication, such as quarterly updates, lunches, and other employee appreciation events and we circulate a newsletter to celebrate events and provide updates.

Our Chief Executive Officer, Mr. Nicolas Finazzo, hosts “town hall” meetings where employees are informed of the progress of the Company and employee contributions toward achieving goals and are provided an opportunity to ask questions. In 2024, town hall meetings were conducted at our facilities in Miami, Florida and broadcast to all Company locations.

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Employee Benefits

In order to recruit, retain and support the well-being of our employees, we provide a competitive and comprehensive benefits program. We offer the traditional benefits such as medical, dental, vision, disability and accidental death and dismemberment, and, for eligible employees, also offer a 401(k) retirement savings plan, employee stock purchase program, employee assistance program, equity incentive plan, education assistance, and employee wellness opportunities.

Charitable Events and Activities

AerSale believes in participating in charitable events and giving back to the community. AerSale and its employees continue to participate in annual charitable runs including the Miami Corporate Run and 5K on the Runway in South Florida which benefit the United Way and Breast Cancer Associate, respectively. In 2024, AerSale also participated in the Adults & Youth Supporting Youths Golf Tournament to support the Assurance Home in Roswell, New Mexico, which operates a therapeutic group home and crisis shelter for mistreated, homeless and at risk teenagers and the DA Court Facility Dogs Foundation Golf Tournament which is a non-profit foundation dependent on donations and fund raisers to train and provide support for training dogs. AerSale will continue to identify, participate in, and contribute to additional charitable events and functions as we progress through 2025.

Governance

The following chart shows certain self-identified personal characteristics of the current members of our Board, seven of whom are independent:

Board Diversity Matrix (As of April 24, 2025)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	7	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
South Asian	—	—	—	—
Hispanic or Latinx	—	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	6	—	—
Two or More Races or Ethnicities	—	1	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

The Governance Committee considers the racial, ethnic, and gender diversity of the Board and director candidates in its efforts to have a diverse, balanced and effective Board. In addition to these considerations, the Board continues to search for additional candidates that can provide enhanced expertise in aviation to assure that the Board has a proper balance of both financial and industry experts.

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Good corporate governance practices are part of our culture. The Board reviews the Governance Guidelines and Board committee charters on an annual basis. We believe we comply with all applicable SEC and Nasdaq corporate governance rules and regulations. Risk management and ESG are important functions of the Board and the Board delegates certain responsibilities of risk management and ESG to its committees. The Board and these committees work with management to identify and mitigate risks as well as continuously reviewing and improving upon the Company’s ESG programs.

The following are all representative aspects of how the Company maintains best practices governance:

•
Independent Lead Director
•
Majority voting in uncontested director elections
•
Annual stock grants to non-employee directors
•
Ethics Hotline
•
Code of Business Conduct and Ethics
•
Clawback Policy
•
Enterprise Risk Management
•
Executive session of the independent directors
•
Three of the 4 directors on the Audit Committee are audit committee financial experts
•
Related Person Transaction Policy
•
Insider Trading Policy
•
Disclosure Committee
•
Independent Board Committees
•
Independent Compensation Consultant

In addition to the representative governance aspects of the Board, the Company also maintains the following policies and practices that are applicable across the entire company and requires employees to read and acknowledge such policies and compliance therewith:

•
Anti-Discrimination
•
Anti-Harassment
•
Anti-Retaliation
•
Human Rights
•
Prohibition on Conflicts of Interest
•
Compliance with Labor Laws
•
Foreign Corrupt Practices Compliance
•
Compliance with International Trade and Sanctions
•
Compliance with Export Regulations
•
Data Security
•
Sarbanes Oxley

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COMMITTEES OF THE BOARD

Our Board has established four standing committees — Audit, Compensation, Governance and Investment. Each of the Audit Committee, the Compensation Committee and the Governance Committees operates under a written charter that has been approved by our Board, which are available on our website at ir.aersale.com. The information on our website is not incorporated by reference into, or a part of, this proxy statement.

The current members of each of the Board committees and committee chairpersons are set forth in the following chart. Until his resignation from the Board on March 14, 2025, Jonathan Seiffer served as chair of the Compensation and Governance Committees and was a member of the Investment Committee.

Name	Audit	Compensation	Nominating and Corporate Governance	Investment(1)
Nicolas Finazzo				X
General C. Robert Kehler		X	X
Peter Nolan	X		X
Andrew Levy(2)	Chair			X
Lt. General Judith Fedder(3)	X	Chair
Thomas Mullins(4)	X
Carol DiBattiste(5)		X	Chair
Thomas Mitchell(6)			X
(1)
The number of Board members participating in the decision-making process varies and depends on the type and level of investment being considered.
(2)
Mr. Levy was appointed as Chair of the Audit Committee effective March 11, 2024 and member of the Investment Committee on March 31, 2025.
(3)
Lt. General Fedder was appointed as Chair of the Compensation Committee on March 31, 2025.
(4)
Mr. Mullins was appointed to the Audit Committee on February 18, 2025.
(5)
Ms. DiBattiste was appointed as Chair of the Governance Committee and member of the Compensation Committee on April 1, 2025.
(6)
Mr. Mitchell was appointed to the Governance Committee on April 1, 2025.

Audit Committee

Our Audit Committee’s responsibilities include:

•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•
overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
•
reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•
considering and discussing with management our Code of Business Conduct and Ethics;
•
discussing our risk assessment and risk management policies, including but not limited to, with respect to cybersecurity;
•
establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

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COMMITTEES OF THE BOARD

•
meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;
•
reviewing and approving or ratifying any related person transactions; and
•
preparing the audit committee report required by the SEC rules (which is included on page 28 of this proxy statement).

The members of the Audit Committee are Messrs. Levy and Nolan, Lt. General Fedder as of April 23, 2024 and Thomas Mullins as of February 18, 2025. Mr. Levy serves as the chairperson of the Audit Committee. Our Board has affirmatively determined that each of Messrs. Levy, Nolan and Mullins and Lt. General Fedder is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the Nasdaq rules, including those related to audit committee membership.

The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board of Directors has determined that each of Messrs. Levy, Nolan and Mullins qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq Rules requirement that the Audit Committee have a financially sophisticated member.

The Audit Committee met four times during fiscal 2024.

Compensation Committee

Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:

•
reviewing and setting, or recommending for approval by the Board, the compensation of our Chief Executive Officer and our other executive officers;
•
overseeing and administering our cash and equity incentive plans;
•
reviewing and making recommendations to the Board of Directors with respect to director compensation;
•
reviewing and discussing annually with management our “Compensation Discussion and Analysis”;
•
preparing the annual Compensation Committee report; and
•
reviewing and approving all employment agreements and severance arrangements for the executive officers of the Company.

Pursuant to the Compensation Committee’s charter, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel, and other advisors to assist in carrying out its responsibilities. In late 2022, the Compensation Committee engaged Mercer U.S., Inc. (“Mercer”), a compensation consulting firm, to assist the committee in making decisions regarding the amount, performance metrics, and types of compensation to provide our executive officers and non-employee directors. For 2024, the Compensation Committee considered the adviser independence factors required under SEC rules as they relate to Mercer, as described in more detail under “Executive and Director Compensation – Role of the Independent Compensation Consultant”in this proxy statement, and determined that Mercer’s work did not raise a conflict of interest. In developing its 2024 executive compensation program, the Compensation Committee reviewed a compensation assessment provided by Mercer comparing our executive and non-employee director compensation to that of a group of peer companies within our industry and met with Mercer to discuss our executive and non-employee director compensation and to receive input and advice. Mercer reports directly to the Compensation Committee.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer of the Company the authority to grant equity awards to certain employees, as further described in, and subject to the terms of, our equity plans.

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COMMITTEES OF THE BOARD

The members of our Compensation Committee are Ms. DiBattiste, as of April 1, 2025, General Kehler, and Lt. General Fedder. Lt. General Fedder serves as the chairperson of the Compensation Committee as of April 1, 2025. Mr. Seiffer, who resigned from the Board effective March 14, 2025, served as the chairperson of the Compensation Committee until his resignation. General Kehler has elected not to stand for re-election and will serve on the Compensation Committee until the Annual Meeting. Each member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee, and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

Compensation Committee Interlocks and Insider Participation. No member of the Compensation Committee, and no person who served as a member of the Compensation Committee during 2024, is or has been one of our officers or employees, and none have any relationships with us of the type that is required to be disclosed under Item 404 of Regulation S-K. None of our executive officers serves or has served as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of the Company’s directors or on the Compensation Committee.

The Compensation Committee met three times during 2024.

Nominating and Corporate Governance Committee

Our Governance Committee’s responsibilities include:

•
identifying individuals qualified to become Board members;
•
recommending to the Board of Directors the persons to be nominated for election as directors and to each Board committee;
•
developing and recommending to the Board of Directors corporate governance guidelines; and
•
overseeing evaluations of the Board of Directors.

The current members of our Governance Committee are General Kehler, Mr. Nolan, Ms. DiBattiste and Mr. Mitchell. Ms. DiBattiste serves as the chairperson of the Governance Committee. Mr. Nolan and General Kehler have elected not to stand for re-election and will serve on the Governance Committee until the Annual Meeting. Mr. Seiffer, who resigned from the Board on March 14, 2025, was the chairperson of the Governance Committee until March 14, 2025.

The Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.

The Governance Committee met two times during 2024.

Investment Committee

The Investment Committee was formed to provide additional oversight of Company transactions at certain value thresholds in order to ensure proper evaluation of substantial expenditures and capital investments. The Investment Committee currently consists of Mr. Finazzo, our Chief Executive Officer, and independent Board member Mr. Levy. The Investment Committee must approve any transactions that are $25 million or more in the ordinary course of business related to the acquisition of feedstock. However, approval by the Board of Directors is required for any transaction in the ordinary course of business related to the acquisition of feedstock for $50 million or more and any real property lease where the total value of the lease over the term exceeds $1 million or the duration is in excess of five years. The Investment Committee meets as business operations and required approvals necessitate.

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COMPENSATION DISCUSSION AND ANALYSIS

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2024, our “named executive officers” and their positions were as follows:

•
Nicolas Finazzo – Chairman and Chief Executive Officer
•
Gary Jones – Chief Operating Officer and Head of Material Sales
•
Martin Garmendia – Chief Financial Officer, Treasurer and Secretary
•
James Fry – Former Executive Vice President, General Counsel and Secretary
•
Iso Nezaj – Chief Product Development Officer

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from the currently planned programs summarized in this discussion.

Financial Highlights

AerSale improved financial performance in fiscal 2024 over 2023. Revenue was approximately $345.1 million in 2024, up $10.6 million year-over-year and net income in 2024 was $5.9 million compared to a net loss of $5.6 million in 2023. For more information about our fiscal 2024 performance, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2024 Annual Report (the “2024 Annual Report”) on Form 10-K filed with the SEC on March 10, 2024. For more information about our stock price performance, please see “Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities—Performance Graph” in our 2024 Annual Report.

Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and Compensation

Certain of our subsidiaries received grants of $16.4 million from the U.S. Treasury Department (the “Treasury Department”) through the Payroll Support Program under the CARES Act, of which $12.7 million was received prior to December 31, 2020, and the remaining amount was received during the first quarter of 2021. As part of the Payroll Support Extension Law, we entered into an agreement with the Treasury Department on March 4, 2021, and received relief funds of $5.5 million during 2021. Pursuant to the American Rescue Plan Act of 2021, we entered into an agreement with the Treasury Department on April 16, 2021, and received relief funds of an additional $5.5 million during 2021. In connection with the financial assistance, we received under the Payroll Support Program, we were required to comply with certain provisions of the CARES Act, including the requirement that funds provided pursuant to the Payroll Support Program be used exclusively for the continuation of payment of employee wages, salaries and benefits. In addition, we were subject to provisions limiting the payment of certain employee compensation through April 1, 2023, including our NEOs (each such officer, a “Restricted Executive”). These compensation restrictions impacted numerous executive compensation decisions made in connection with the impacted years of 2021 to 2023.

Offer Letters

We entered into revised offer letters with each of our named executive officers, effective June 7, 2024, providing for their at-will employment with us and their continued annual base salary rates and target bonus and equity opportunities as follows:

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Name	Base Salary	Target Cash Bonus Opportunity ($ Value)	Target Equity ($)
Nicolas Finazzo - Chairman and Chief Executive Officer	$ 1,000,000	$ 1,000,000	$ 3,000,000
Gary Jones - Chief Operating Officer and Head of Material Sales	$ 425,000	$ 255,000	$ 425,000
Martin Garmendia, Chief Financial Officer, Treasurer and Secretary	$ 425,000	$ 255,000	$ 425,000
James Fry - Former EVP, General Counsel and Secretary	$ 400,000	$ 240,000	$ 400,000
Iso Nezaj - Chief Product Development Officer	$ 350,000	$ 175,000	$ 333,333

All equity awards are apportioned 50% PSUs, 25% stock options and 25% RSUs. The PSUs only vest if the three year cumulative performance metric is achieved. The stock options and RSUs have a pro rata three year vesting period commencing on the first anniversary of the date of grant. All equity awards are subject to forfeiture if the employee terminates employment prior to the vest date.

The offer letters also provide that each named executive officer will be eligible to participate in the AerSale Corporation Severance Plan, as described below.

Executive Compensation Highlights

Compensation Philosophy – Pay for Performance and Stockholder Alignment

Every year the Compensation Committee and the independent compensation consultant review the Company’s executive compensation program and evaluate the same in consideration of competitors in the Company’s industry, retention of key personnel, and both long and short term incentive programs that are in the best interests of our employees and the stockholders of the Company. Base salary is evaluated and compared to industry practices for similar positions and experience and generally comprises approximately 35% of the total compensation package of our executives and approximately 20% of the total compensation package of our CEO (see the bar graph charts included in the Compensation Discussion and Analysis that show the breakdown of variable compensation and fixed compensation paid to our named executive officers in 2024). In order to retain and align the longer term interests of our executive employees with the interest of our stockholders, the Company places more emphasis on compensation that is related to Company performance. Consequently, approximately two-thirds of total executive compensation is performance-based in the form of both an annual cash incentive and annual awards of equity. In addition to a potential annual cash bonus based on certain pre-determined performance targets of the Company, the Company also issues annual equity grants, 75% of which are tied to Company performance and 25% tied to retention. In 2024, the Company issued equity grants consisting of 25% time based RSUs, 25% restricted performance stock units (“PSUs”) that only vest if the Company achieves certain pre-established performance metrics for a cumulative three-year period, and 50% stock options that vest over a three year period and only have value if the Company achieves and maintains a stock price that is in excess of the exercise price, which equates to the closing price of the Company’s common stock on the date of grant. Under this compensation arrangement, generally two-thirds of executive compensation is performance-based, which directly aligns with the interests of stockholders. Moreover, any annual cash incentive compensation to which an executive may be entitled if the Company achieves certain performance goals is also subject to adjustment based on individual performance. The Company believes that making a majority of the total executive compensation package dependent on the attainment of both company and individual performance goals, betters aligns with the interests of shareholders of the Company and will drive overall performance and results. Highlights of our 2024 executive compensation program include:

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EXECUTIVE AND DIRECTOR COMPENSATION

➣
Annual cash bonuses are linked to Company and individual performance. Adjusted EBITDA targets are established annually as a pre-requisite to receive a cash bonus and individual performance and contributions to the Company in achieving its targets are also considered in determining the final amount of any annual cash bonus award.
➣
The 2024 long-term incentive program was 100% equity based consisting of 50% PSUs, 25% stock options, and 25% RSUs.
➣
The Company targeted total compensation for its executive officers at the median range of the market.
➣
The Company's compensation program of base salary, annual performance based compensation and long term equity based primarily on performance with a retention element is within the median range consistent with competition in the industry.

The charts below show the breakdown of variable compensation and fixed compensation paid to our named executive officers in 2024 (excluding other compensation and perquisites).

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Fiscal 2024 Peer Group

The Compensation Committee believes that total compensation opportunities for the Company’s key executives, including the named executive officers, should be competitive with those offered by other companies competing for talent in the Company’s employment market.

The goal of the Compensation Committee is to assemble a set of peer group companies that provide relevant pay and performance comparisons with the Company. The Compensation Committee and its independent compensation consultant recognize that any peer group of the Company will be imprecise given the Company’s unique characteristics, the diversity of its businesses and the diversity of the markets in which the Company operates. The Compensation Committee and its independent compensation consultant further recognize that there will be

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EXECUTIVE AND DIRECTOR COMPENSATION

larger-sized and smaller-sized companies in the Company’s peer group; companies that are competitors in some but not all of the Company’s businesses; and other financial, business or market attributes that the peer group companies may or may not share with the Company.

When determining the fiscal 2024 peer group, the Compensation Committee used the following criteria: company type; industry classification (using Standard and Poor’s GICS codes); companies of comparable size to the Company by annual revenue (with secondary consideration given to market value); and business focus (organizations that conducted business similar in nature to that conducted by the Company).

Following its review and analysis, the Compensation Committee recommended and the Board approved a fiscal 2024 peer group consisting of the following nine companies:

•
Kratos Defense & Security Solutions
•
Ducommun
•
Triumph Group
•
AeroVironment
•
Kaman
•
AAR
•
Cadre Holdings
•
VSE
•
Astronics

Recommendations of the Chief Executive Officer

In addition to receiving analysis from the compensation consultant, the Compensation Committee may consider the Chief Executive Officer’s recommendations with respect to compensation of the Company’s other executive officers but retains the ultimate decision-making authority and responsibility for compensation decisions affecting the Company’s executive officers.

The Compensation Committee considered the recommendations of the Chief Executive Officer in making fiscal 2024 cash incentive bonus and equity award decisions for the executive officers other than the Chief Executive Officer. In making his recommendations, the Chief Executive Officer evaluated the performance of the executives during the prior year against pre-established performance goals. Some of the performance goals related to the financial performance of the Company or the executive officer’s business group. Other performance goals were non-quantitative and related to leadership development, customer relationships, department performance, or similar Company initiatives. The Chief Executive Officer’s recommendations reflected his assessment of an individual executive officer’s overall contributions to the performance of the Company.

Perquisites

Mr. Finazzo is the only executive officer that receives limited perquisites. See footnotes to the “All Other Compensation” column of the Summary Compensation Table for a description and valuation of these perquisites. The Compensation Committee believes these perquisites are reasonable, market-competitive and consistent with the Company’s overall executive compensation program.

Retirement Benefits

The Company’s named executive officers also participate in a tax-qualified 401(k) savings plan available to all employees.

In addition, as discussed below under “—Accelerated Equity Vesting Upon Retirement”, the Company has implemented a retirement program for the acceleration of outstanding unvested equity awards for certain qualifying retirement events.

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The Compensation Committee views the retirement benefits for the named executive officers as reasonable, market-competitive and consistent with the Company’s overall executive compensation program.

Risk Management

The Compensation Committee determined that the Company’s compensation policies and practices did not encourage excessive or inappropriate risk-taking and that they were not reasonably likely to have any such material adverse effect on the Company.

The Compensation Committee believes that the design and operation of the Company’s executive compensation program are consistent with the Company’s risk management strategies for the following reasons:

•
The fiscal 2024 executive compensation program was designed to provide a proper balance between cash and equity compensation, and short-term and long-term compensation. The Compensation Committee generally favors a heavier weighting of longer-term equity compensation to align the executives’ interests with the interests of stockholders, to promote performance and to encourage long-term value creation.
•
Fiscal 2024 short-term incentive plan awards — performance-based cash compensation — were based on Adjusted EBITDA as a performance metric. In any year, regardless of the Company’s performance against this metric, the Compensation Committee retains (and has exercised) the discretion to reduce any annual cash bonus for any reason.
•
The balance built into the fiscal 2024 short-term incentive plan was also reflected in the fiscal 2024 long-term incentive plan awards, which consisted of PSUs, stock options and time-based RSUs. Each of these long-term equity-based incentive awards contains vesting periods designed to promote employee retention. They also are linked to the value of the Company’s common stock, thus aligning the executives’ interests with the interests of the Company’s stockholders.
•
The Compensation Committee, its independent compensation consultant and senior management work together to ensure that the aggregate level of executive compensation fits within the Company’s budget.

Role of the Independent Compensation Consultant

Mercer served as the independent compensation consultant to the Compensation Committee in fiscal 2024. Mercer provides research, data analysis, market information and compensation plan design expertise and experience to the Compensation Committee. Mercer assisted with the design and implementation of the fiscal 2024 short-term and long-term incentive plans for the Company’s senior executives and the development of the Company’s peer group for executive compensation purposes. Mercer also kept the Committee apprised of regulatory developments and market trends related to executive compensation practices.

The Compensation Committee considered the independence of Mercer in fiscal 2024. The Compensation Committee’s consideration of Mercer’s independence focused on the following factors:

•
Other than the services described above, Mercer provided no other services to the Company and received no other fees from the Company during 2024 apart from its compensation for consulting with the Compensation Committee;
•
The conflicts of interest policies and procedures of the Company and of Mercer, which are designed to ensure independence;
•
Fees paid to Mercer by the Company during 2024 were less than 1% of Mercer’s total revenue;

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•
The fact that Mercer's employees who provided compensation consulting services did not own any shares of the Company’s common stock;
•
The lack of any relationships between Mercer and members of the Company’s Board; and
•
The lack of any relationships between Mercer and any of the Company’s executive officers.

Based on this assessment, the Compensation Committee concluded that no conflicts of interest existed with respect to Mercer and that Mercer was independent of the Company.

In 2024, the Company retained Mercer for services in connection with the implementation of the Company’s payroll and human resources platform and other consulting services related to employee benefit plans. The fees for the implementation of the Company’s payroll and human resources platform totaled approximately $287,500, and the fees for such other services totaled approximately $53,000. The fees for services associated with consulting the Compensation Committee on executive and director compensation in 2024 totaled approximately $29,000. The decision to retain Mercer for the additional services was determined by management. Previously, additional services provided by Mercer or its affiliates to the Company as determined by management were initially approved by the Compensation Committee when Mercer was initially engaged in 2022. The additional services provided in 2024 were not approved or ratified by the Compensation Committee. In the opinion of the Compensation Committee, the types of services provided to the Company by Mercer consultants who were distinct from the Mercer consultants who provided the Compensation Committee with executive and director compensation advisory services did not compromise Mercer’s independence with respect to the executive and director compensation advisory services provided directly to the Compensation Committee.

Clawback Policy

In order to encourage sound financial reporting and enhance individual accountability, we adopted a clawback policy, compliant with Section 10D of the Exchange Act, and Rule 10D-1 thereunder, and Rule 5608 of the Nasdaq Stock Market LLC Rules (the “Clawback Policy”), which includes, in the event of a restatement of our financial statements due to material non-compliance with any financial reporting requirement under securities laws, a mandatory clawback of excess cash- or equity-based incentive compensation of a Section 16 officer that was granted, earned or vested as a result of achieving financial performance goals that were not met under the restated financial results. The 2020 Plan provides that all awards made thereunder are subject to our clawback policies.

Insider Trading and Hedging Policy

Our Board of Directors has adopted an Insider Trading Compliance Policy governing the purchase, sale, and/or other dispositions of the Company’s securities by our directors, officers and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards applicable to us. While the policy does not apply to the Company directly, it is the Company’s practice to follow the same guidelines and restrictions on transactions involving its securities that apply to directors, officers and employees. The policy, among other requirements and prohibitions, prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.

Equity Grant Practices

The Compensation Committee meets from time to time to consider and act with respect to equity compensation awards for the Company’s executive officers. The Committee typically approves annual equity awards in June. The Committee — or the Chief Executive Officer pursuant to authority delegated by the Committee — also grants equity awards to newly hired or newly promoted employees at other times during the year. The grant date is the date on which the Compensation Committee acts to approve the award, unless the Compensation Committee establishes

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the grant date at a specified future date, such as following the release of earnings or other potentially material non-public information. Board and Compensation Committee meetings are generally scheduled a year in advance and without regard to anticipated earnings or other major announcements by the Company. The Company does not time the granting of its equity compensation awards to affect the value of its executive compensation.

The Company did not grant stock options (or similar awards) to any named executive officer during any period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.

Compensation Committee Report

The Compensation Committee reviewed and discussed the “COMPENSATION DISCUSSION AND ANALYSIS” section of this proxy statement with the Company’s management. Based on that review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Lt. General Judith Fedder - Chair
General C. Robert Kehler

Carol DiBattiste

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Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2022, December 31, 2023 and December 31, 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Nicolas Finazzo Chairman and Chief Executive Officer	2024	1,000,000	—	3,242,460	1,081,141	—	65,159	5,388,760
	2023	1,000,000	2,480,000	—	—	—	66,515	3,546,515
	2022	1,000,000	—	—	—	280,000	66,568	1,346,568
Gary Jones Chief Operating Officer and Head of Material Sales	2024	414,218	—	459,340	153,161	199,283	43,382	1,269,384
	2023	390,384	—	—	—	175,100	33,746	599,230
	2022	350,000	—	—	—	175,000	33,463	558,463
Martin Garmendia Chief Financial Officer, Treasurer and Secretary	2024	413,558	—	459,340	153,161	71,783	32,633	1,130,475
	2023	399,038	285,000	—	—	—	21,238	705,276
James Fry Former Executive Vice President General Counsel and Secretary(5)	2024	377,415	—	563,011	144,150	67,200	43,382	1,195,158
Iso Nezaj Chief Product Development Officer	2024	350,000	—	360,273	120,125	136,763	39,327	1,006,488

(1)
In 2023, Messrs. Finazzo and Garmendia received a bonus of $2,480,000 and $285,000 respectively. The Board determined that as a Restricted Executive in 2021, 2022 and for the first quarter of 2023, Messrs. Finazzo and Garmendia were not adequately compensated for producing the exceptional results the Company achieved in 2021 and 2022 due to the CARES Act limitations. Accordingly, in recognition of these achievements and the previous CARES Act restrictions on compensation, in April 2023, Messrs. Finazzo and Garmendia received a one-time cash bonus.
(2)
These amounts reflect the aggregate grant date fair value of RSU, PSU and stock option awards granted in fiscal 2024 in accordance with ASC Topic 718. The value of the stock awards assuming the highest level of performance conditions for the PSU awards will be achieved is $5,404,101, $765,566, $765,566, $981,915 and $600,456 for each of Messrs. Finazzo, Jones, Garmendia, Fry and Nezaj. For additional information on the valuation assumptions regarding the RSU, PSU and stock option awards, see Note O to the Consolidated Financial Statements in the 2024 Annual Report.
(3)
Reflects a reduced amount of the annual performance-based bonuses paid to each named executive officer with respect to 2024, notwithstanding performance, Mr. Finazzo elected not to receive non-equity incentive compensation for 2024.
(4)
Amounts for 2024 reflect (i) insurance premiums paid by us on behalf of Messrs. Finazzo, Jones, Garmendia Fry and Nezaj of $32,486, $33,032, $22,283,$33,032, and $28,977 respectively, (ii) car allowances paid to Mr. Finazzo of $22,323 (which includes a tax true-up of $1,888 related to personal use of the vehicle), and (iii) a $10,350 fully vested 401(k) matching contribution for each of Messrs. Finazzo, Jones, Garmendia, Fry and Nezaj.
(5)
Mr. Fry resigned from the Company on April 14, 2025.

The Compensation Committee believes that total compensation opportunities for the Company’s key executives, including the named executive officers, should be competitive with those offered by other companies competing for talent in the Company’s employment market.

The goal of the Compensation Committee is to assemble a set of peer group companies that provide relevant pay and performance comparisons with the Company. Along these lines, and as described above, the Compensation Committee engaged Mercer to assist with peer group analysis and benchmarking.

Base Salary

Our named executive officers receive an annual base salary to compensate them for the performance of services rendered to us each year. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting their skill set, experience, role and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent.

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The base salaries for each of our named executive officers were revised in June 2024, when the executive officers executed new offer letters in connection with revised compensation for 2024.

The actual salaries paid to each named executive officer for 2024 are set forth above in the Summary Compensation Table in the column entitled “Salary.”

2024 Non-Equity Cash Incentive

Pursuant to their respective offer letters, each of our named executive officers is eligible to earn an annual cash incentive based on Company and individual achievement of performance targets established by our Compensation Committee and Board in its discretion. Each named executive officer is eligible to earn a target bonus amount , which reflects a percentage of their annual base salary ("Target Bonus Amount"). Mr. Finazzo is entitled to receive a Target Bonus Amount of 100% of his base salary, Messrs. Jones, Garmendia and Fry are entitled to receive a targeted incentive cash award of 60% of their base salary, and Mr. Nezaj is entitled to receive a targeted incentive cash award of 50% of his base salary which can be increased or decreased at the discretion of the Board, but with a maximum cash incentive payout of 200% of the Target Bonus Amount based upon the amount by which actual Adjusted EBITDA exceeds Target Adjusted EBITDA and based upon the individual performance of the officer. For 2024, the cash incentive awards were contingent on the Company achieving certain adjusted EBITDA metrics ("Target Adjusted EBITDA"). Adjusted EBITDA, as calculated for purposes of the 2024 Non-Equity Cash Incentive Plan, is net income (loss) after giving effect to interest expense, depreciation and amortization, income tax expense (benefit), and other non-recurring or unusual items. Although the Target Bonus Amount to be paid is contingent upon and based upon the Company achieving the Target Adjusted EBITDA, the Compensation Committee and the Board have the discretion to award a cash incentive of 0%-80% of the employee Target Bonus Amount if the Company achieves a minimum adjusted EBITDA of at least 80% of the Target Adjusted EBITDA ("Minimum Target Adjusted EBITDA”). In 2024, the Target Adjusted EBITDA was $34.1 million. The Company achieved an actual adjusted EBITDA of $33.4 million for fiscal 2024 or 98% of the Target Adjusted EBITDA . As a result of achieving the Minimum Target Adjusted EBITDA, but falling just below the Target Adjusted EBITDA, Mr. Finazzo elected to receive no cash bonus. Messrs. Jones and Nezaj received a cash bonus of 78% of their Target Bonus Amount, and Messrs. Garmendia and Fry received a cash bonus of 28% of their Target Bonus Amount. The determination to award Messrs. Jones and Nezaj a cash bonus of 78% of their Target Bonus Amount was based on the recommendation of the Company’s Chief Executive Officer taking into consideration their individual performance in achieving strong performance results in the their respective business units. The determination to award Messrs. Fry and Nezaj a cash bonus of 28% of their Target Bonus Amount was also based on the recommendation of the Company’s Chief Executive Officer taking into consideration their individual performance against the fact the Company failed to achieve 100% of the Target Adjusted EBITDA. The following table presents for each NEO the Target Bonus Amount in dollars and as a percentage of base salary together with the actual cash incentive bonus awarded paid in 2024 in dollars and as a percentage of the Target Bonus Amount.

Name	Target Bonus Amount, as a dollar amount of base salary and a percentage of base salary (1)	2024 non-equity cash incentive paid for 2024 as a dollar amount and as a percentage of the Target Bonus Amount
Nicolas Finazzo (2)	$ 1,000,000/100%	$ 0/0%
Gary Jones (3)	$ 255,000/60%	$ 199,283/78%
Martin Garmendia (4)	$ 255,000/60%	$ 71,783/28%
James Fry	$ 240,000/60%	$ 67,200/28%
Iso Nezaj	$ 175,000/50%	$ 136,763/78%
(1) Represents the dollar amount of the Target Bonus and the Target Bonus Amount as a percentage of base salary.

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Equity Compensation

In December 2020, we adopted the 2020 Equity Incentive Plan as amended in June 2023 (the “2020 Plan”) in order to facilitate the grant of cash and equity incentives to our directors, employees (including the named executive officers) and consultants and to enable us to obtain and retain services of these individuals, which is essential to our long-term success.

The following table represents the number of RSUs, stock options and PSUs granted to the named executive officers for fiscal 2024:

Name	RSUs(1)	Options(2)	PSUs(3)
Nicolas Finazzo	153,963	289,850	307,926
Gary Jones	21,811	41,062	43,622
Martin Garmendia	21,811	41,062	43,622
James Fry	20,528	38,646	59,673
Iso Nezaj	17,107	32,205	34,214

(1) Represents the number of RSUs granted on June 7, 2024 that will vest in three equal amounts commencing on the first anniversary of the date of grant and convert into one share of common stock upon vesting.

(2) Represents the number of stock options granted on June 7, 2024 with an exercise price of $7.02 that will vest in three equal amounts commencing on the first anniversary of the date of grant and convert into one share of AerSale common stock upon vesting and exercise. The stock options expire June 7, 2034.

(3) Represents the number of PSUs granted on June 7, 2024 (at target level of performance) that will only vest into one share of AerSale common stock contingent upon the Company achieving certain cumulative adjusted EBITDA performance metrics over a three year period commencing January 1, 2024 and ending December 31, 2026.

Other Elements of Compensation

In 2024, our employees, including our named executive officers, participated in health and welfare plans providing health benefits, flexible spending accounts, short-term and long-term disability insurance and basic life and accidental death and dismemberment insurance. For 2024, the aggregate amount of premiums paid by us on behalf of Messrs. Finazzo, Jones, Garmendia, Fry and Nezaj were $42,836, $33,032, $22,283, $33,032, and $28,977 respectively.

In addition, we also maintain a 401(k) retirement savings plan to allow eligible employees, including our named executive officers, to defer up to three percent of their annual compensation on a pre-tax basis through contributions to the 401(k) plan. In 2024, we made discretionary matching contributions of $10,350 to each Messrs. Finazzo’s, Jones’, Garmendia's, Fry's and Nezaj's 401(k) plan accounts.

In 2024, Mr. Finazzo also received a cash car allowance in the amounts of $22,323, which includes a tax true-up of $1,888 related to personal use of the vehicle.

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Grant of Plan-Based Awards

Name	Grant date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All other stock awards: Number of shares of stock or	All other option awards: Number of securities underlying	Exercise or base price of option	Grant date fair value of stock and option
		Threshold(1) ($)	Target(1) ($)	Maximum(1) ($)	Threshold (#)	Target(2) (#)	Maximum(3) (#)	units(4) (#)	options(5) (#)	awards(6) ($/Sh)	awards(7) ($)
Nicolas Finazzo	6/7/2024	—	1,000,000	2,000,000	—	307,926	615,852	153,963	289,850	7.02	4,323,601
Gary Jones	6/7/2024	—	255,000	510,000	—	43,622	87,244	21,811	41,062	7.02	612,501
Martin Garmendia	6/7/2024	—	255,000	510,000	—	43,622	87,244	21,811	41,062	7.02	612,501
James Fry	6/7/2024	—	240,000	480,000	—	59,673	119,346	20,528	38,646	7.02	707,161
Iso Nezaj	6/7/2024	—	175,000	350,000	—	34,214	68,428	17,107	32,205	7.02	480,398
(1)
Although there is no Threshold amount, the Compensation Committee and the Board can make discretionary awards of non-equity cash incentives if the Company achieves the Minimum Target Adjusted EBITDA , subject to modification in consideration of individual performance objectives. The Target and Maximum represents the amount which the employee may receive if the Company achieves 100% and 200% or more, respectively, of the one year Target Adjusted EBITDA performance goal for the year ending December 31, 2024, in each case, subject to modification in consideration of individual performance objectives.
(2)
Represents the amount which the employee may receive if the Company achieves 100% of the three year cumulative Target Adjusted EBITDA performance goal for the cumulative three year period ending December 31, 2026.
(3)
Represents the maximum amount which the employee may receive if the Company achieves 200% or more of the Target Adjusted EBITDA performance goal for cumulative three year period ending December 31, 2026.
(4)
Represents the number of RSUs granted June 7, 2024 that vest equally on each of the first three anniversary dates from the grant date and convert into one share of Company common stock.
(5)
Represents the number of stock options granted June 7, 2024 that vest equally on each of the first three anniversary dates from the grant date and convert into one share of Company common stock with an exercise price of $7.02 and expire June 7, 2034.
(6)
Represents the exercise price which was the closing price of the Company stock as of the June 7, 2024 grant date.
(7)
For RSUs and restricted PSUs, represents the closing price of the Company stock of $7.02 on the June 7, 2024 grant date. For stock options, represents the June 7, 2024 grant date fair value is based upon the Black Scholes valuation method which was $3.73 per share.

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Outstanding Equity Awards at Fiscal Year-End

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options(1) (#) Unexercisable	Option Exercise Price(2) ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested(3) (#)	Market Value of Shares or Units of Stock That Have Not Vested(4) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(5) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(4) ($)
Nicolas Finazzo	—	289,850	7.02	6/7/2034	153,963	969,967	307,926	1,939,934
Gary Jones	—	41,062	7.02	6/7/2034	21,811	137,409	43,622	274,819
Martin Garmendia	—	41,062	7.02	6/7/2034	21,811	137,409	43,622	274,819
James Fry	—	38,646	7.02	6/7/2034	20,528	129,326	59,673	375,940
Iso Nezaj	—	32,205	7.02	6/7/2034	17,107	107,774	34,214	215,548
(1)
Represents the number of stock options granted June 7, 2024 that vest equally on each of the first three anniversary dates from the grant date and convert into one share of Company common stock with an exercise price of $7.02 and expire June 7, 2034.
(2)
Represents the exercise price which was the closing price of the Company stock as of the June 7, 2024 grant date.
(3)
Represents the number of RSUs granted June 7, 2024 that vest equally on each of the first three anniversary dates from the grant date and convert into one share of Company common stock.
(4)
Based on a closing price of the Company stock of $6.30 as of December 31, 2024.
(5)
Represents the amount which the employee may receive if the Company achieves target level of performance for Target Adjusted EBITDA for the cumulative three year period ending December 31, 2026.

All of the awards reflected in the above table were made pursuant to the 2020 Plan.

Option Exercises and Stock Vested

Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Nicolas Finazzo	—	—
Gary Jones	—	—
Martin Garmendia	—	—
James Fry	6,205(1)	43,756(2)
Iso Nezaj	—	—
(1)
Represents 3,467 RSUs that vested on March 13, 2024 and 2,738 RSUs that vested on March 18, 2024.
(2)
Represents the closing price of the common stock of the Company of $6.84 on March 13, 2024 for the 3,467 RSUs and a closing price of $7.32 on March 18, 2024 for the 2,738 RSUs.

Executive Severance Plan

On June 7, 2024, we revised and restated the executive severance agreements pursuant to which certain of our key employees (including Messrs. Finazzo, Garmendia, Jones, Fry and Nezaj) will be entitled to certain severance benefits in the event of a qualifying termination of employment (the “Severance Plan”).

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The Severance Plan provides that, in the event that an executive’s employment is terminated without “cause” (as defined below), other than because of death or disability, or by the named executive officer for “good reason” (as defined below), then the executive officer will be entitled to the following compensation and benefits, subject to his or her execution of a release of claims: (1) continued payments of the executive’s base salary for a number of years equal to the executive’s “Severance Multiple”; (2) a prorated annual cash incentive bonus, based on actual performance; (3) continued medical and welfare benefits for the named executive officer and his or her spouse and dependents for a number of years equal to the executive’s Severance Multiple; and (4) if the executive is at the Senior Vice President level or above and has been employed by us for at least three years, full vesting of outstanding equity awards (with any performance-based equity awards vesting based on actual performance through the end of the applicable performance period(s)). With respect to our named executive officers, Mr. Finazzo’s Severance Multiple is three, and Messrs. Garmendia, Jones, Fry and Nezaj Severance Multiples are two.

The Severance Plan further provides that, in the event that an executive officer’s employment is terminated without “cause” (other than because of death or disability) or by the named executive officer for “good reason,” in each case within one year following a “change in control” (as defined below), in lieu of the compensation and benefits described above, the executive officer will instead be entitled to the following compensation and benefits, subject to his or her execution of a release of claims: (1) severance pay in an amount equal to the executive’s Severance Multiple times the sum of the executive officer’s annual base salary and annual cash incentive target bonus (or, if the executive officer does not have an annual target bonus, the average of the annual cash incentive bonuses paid to the executive officer in the three calendar years preceding the year of termination); (2) a pro rated annual cash incentive bonus, based on actual performance; (3) if the executive is at the Senior Vice President level or above and has been employed by us for at least three years, full vesting of outstanding equity awards (with any performance-based equity awards vesting based on actual performance through the end of the applicable performance period(s)); and (4) continued medical and welfare benefits for the executive officer and his or her spouse and dependents for a number of years equal to the executive’s Severance Multiple.

Under the Severance Plan, if an executive officer’s employment is terminated because of death or disability, then the executive (or his or her estate) will be entitled to receive (1) a prorated annual bonus, based on actual performance, and (2) if the executive is at the Senior Vice President level or above and has been employed by us for at least three years, full vesting of outstanding equity awards (with any performance-based equity awards vesting based on actual performance).

For purposes of the Severance Plan, an executive officer may be terminated for “cause” if the named executive officer (1) is charged with (x) a felony, or (y) a misdemeanor relating to our business or involving moral turpitude; (2) willfully fails to substantially perform his or her duties; (3) commits any act of material dishonesty involving his or her employment with us (including, without limitation, fraud, misappropriation, or embezzlement); (4) materially breaches any written agreement with us or our affiliates; (5) materially violates our Code of Conduct or other applicable policies; or (6) fails to reasonably cooperate with a material internal investigation by the Company regarding any corporate conduct, misconduct, wrongdoing or illegal conduct. For purposes of the Severance Plan, an executive officer may terminate such executive officer’s employment for “good reason” if (A) we materially breach a written agreement with the executive officer; (B) there is a reduction in the executive officer’s base salary (excluding across-the-board reductions that apply to similarly situated executives); (C) there is a change in the executive officer’s principal place of employment of more than 40 miles, which increases the executive officer’s one-way commute; or (D) there is a material adverse change in the executive officer’s position or duties. In addition, within the 12-month period following a change in control, an executive officer may also terminate such executive officer’s employment for “good reason” if there is any reduction in the executive officer’s target annual bonus or target long-term incentive opportunity from the target level in effect immediately prior to the change in control.

The Severance Plan also contains restrictive covenants applicable to the covered executive officers, including a perpetual confidentiality covenant; a non-compete that applies during employment and for a number of years thereafter equal to the Severance Multiple; a non-solicit of our employees, clients, customers, suppliers, consultants, or other business relations that applies during employment and for two years thereafter; and a perpetual non-disparagement covenant.

Under the Severance Plan, any of the following events would generally constitute a “change in control” (excluding any transactions with Monocle, Leonard Green, and their respective affiliates):

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•
an acquisition by any individual, entity, or group of beneficial ownership of more than 50% of AerSale’s then outstanding shares of common stock or combined voting power of then outstanding voting securities entitled to vote generally in the election of directors;
•
during any period of 12 months, a change in the composition of a majority of our Board that is not supported by two-thirds of the incumbent directors (excluding for this purpose any directors that are initially elected or nominated as a result of an actual or threatened election contest or proxy contest);
•
a merger or consolidation of our company with any other company, other than a transaction that would result in our voting securities outstanding immediately prior to the transaction continuing to represent more than 50% of the combined voting power of the voting securities of our or the surviving entity outstanding immediately after the transaction;
•
the sale, transfer, or other disposition of all or substantially all our assets and our subsidiaries’ assets (taken as a whole); or
•
the date of a complete liquidation or dissolution of our company.

In the event that any payments made in connection with a change in control or termination would be subjected to the excise tax imposed by Section 409A of the Code, the payments to the executive officers would be reduced to the maximum amount that can be paid under the Code without the imposition of an excise tax under Section 409A of the Code, but only if such reduction provides a higher benefit on an after-tax basis to the named executive officers.

Accelerated Equity Vesting Upon Retirement

In 2024, the Company has implemented an accelerated vesting retirement plan which provides that upon a “Qualified Retirement Event”, any unvested stock units shall remain outstanding and shall continue to vest on each respective vesting date irrespective of the recipient’s termination due to a Qualified Retirement Event. A Qualified Retirement Event means a voluntary termination from the Company after satisfying each of the following requirements:

a.
the employee has attained age 65 with at least five years of continuous service;
b.
the employee has provided the Company with at least twelve months advance written notice of their intent to retire; and
c.
the employee has signed a twelve month non-compete covenant.

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Table of potential payments upon a termination of employment or a change-in-control of the Company

The table below quantifies the benefits described above that would be paid to each current named executive officer under the following termination of employment or change-in-control events, assuming a change-in-control or a termination of employment occurred on December 31, 2024.

	Other than Cause and Change in Control							Death or Disability				Qualified Retirement(7)
Named Executive Officer	Salary(1)	Target Cash Incentive Bonus (2)	Pro-rated Actual Cash Incentive Bonus	RSUs (3)	Stock Options (4)	PSUs (5)	Health and Welfare (6)	Pro-rated Actual Cash Incentive Bonus	RSUs (3)	Stock Options (4)	PSUs (5)	RSUs	Stock Options	PSUs
Nicolas Finazzo	$3,000,000	$3,000,000	—	$969,967	—	—	$128,508	—	$969,967	—	—	$969,967	—	—
Gary Jones	$850,000	$510,000	$199,283	$137,409	—	—	$66,064	$199,283	$137,409	—	—	—	—	—
Martin Garmendia	$850,000	$510,000	$71,783	$137,409	—	—	$44,566	$71,783	$137,409	—	—	—	—	—
James Fry(8)	$800,000	$480,000	$67,200	$129,326	—	—	$66,064	$67,200	$129,326	—	—	—	—	—
Iso Nezaj	$700,000	$350,000	$136,763	$107,774	—	—	$57,954	$136,763	$107,774	—	—	$107,774	—	—
(1)
For Mr. Finazzo represents continued salary for three years. For Messrs. Jones, Garmendia, Fry and Nezaj, represents a continued salary for two years.
(2)
For Mr. Finazzo represents a bonus target for three years. For Messrs. Jones, Garmendia, Fry and Nezaj, represents a bonus target for two years. For termination outside of a change in control, the named executive officers would not be entitled to these amounts.
(3)
The amount in this column represents the value of RSUs that would vest upon termination or a change in control as of December 31, 2024 based on the closing price of AerSale stock on December 31, 2024 of $6.30.
(4)
Represents the value of stock options as of December 31, 2024 with an exercise price of $7.02 and a stock closing price of $6.30.
(5)
The PSUs are contingent upon the Company achieving certain three year cumulative performance metrics beginning with the 2024 performance year and the Company has not achieved the performance metrics for 2024 and therefore the performance stock units currently have no value
(6)
For Mr. Finazzo, represents the current cost of health benefits for three years. For Messrs. Jones, Garmendia, Fry and Nezaj, represents the current cost of health benefits for two years.
(7)
Mr. Finazzo and Mr. Nezaj are the only two NEOs that meet the age and tenure requirements under the definition of a Qualified Retirement. Qualified Retirement is defined as a participant’s voluntary termination after attaining the age of 65 with at least five years of continuous service with the Company and the participant has provided the Company with at least twelve months advance written notice of their intent to retire subject to a non-compete and non-solicitation covenant. The amounts in this column represents the value of RSUs that would vest upon retirement as of December 31, 2024 based on the closing price of AerSale stock on December 31, 2024 of $6.30. The PSUs are contingent upon the Company achieving certain three year cumulative performance metrics beginning with the 2024 performance year and the Company has not achieved the performance metrics for 2024 and therefore the performance stock units currently have no value.
(8)
Mr. Fry resigned from the Company on April 14, 2025, and did not receive any termination benefits in connection with his departure.

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2025 Compensation Actions

In February 2025, the Compensation Committee adjusted base salaries for certain of our named executive officers as follows:

Name	2024 Base Salary	2025 Base Salary	Dollar Increase
Nicolas Finazzo	$ 1,000,000	$ 1,000,000	—
Gary Jones	$ 425,000	$ 500,000	$ 75,000
Martin Garmendia	$ 425,000	$ 450,000	$ 25,000
James Fry(1)	$ 400,000	$ 450,000	$ 50,000
Iso Nezaj(2)	$ 350,000	$ 350,000	—

(1) Mr. Fry resigned from the Company on April 14, 2025.

(2) Mr. Nezaj provided notice to the Company on May 31, 2024 of his intent to retire as of May 31, 2025. On his retirement date, it is anticipated that Mr. Nezaj will enter into a three year consulting agreement cancellable upon six months notice. Total annual compensation under this arrangement is expected to be $175,000 plus commission based on applicable sales.

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CEO Pay Ratio

A public company must disclose in its annual proxy statement its CEO pay ratio, defined as the ratio of the annual total compensation of its chief executive officer to the annual total compensation of its median employee. Our median employee is selected every year. We used the following methodology to determine our CEO pay ratio for fiscal 2024:

1.
We determined that as of December 31, 2024 we had a total employee population of 720 employees.
2.
Of this group, we identified a selected employee group of 708 employees, representing all of our U.S. employees.
3.
As permitted by SEC rules, we excluded our employees in all other non-U.S. jurisdictions as these employees together represented less than 5% of our total employee population. The number of employees excluded in non-U.S. jurisdictions at the December 31, 2024 determination date were: United Kingdom (3), Ireland (1), and Singapore (1).
4.
For our selected employee group, we determined each domestic employee’s total cash compensation based on their 2024 earned compensation which includes certain bonus payments earned, but not paid until 2025, for the 2024 calendar year, as reflected in our payroll records and systems.
5.
We identified our median employee from our selected employee group (excluding the Chief Executive Officer).
6.
Once we identified our median employee, we calculated the annual total compensation of this median employee for Fiscal 2024, using the same methodology that we used to calculate the annual total compensation of our named executive officers, including our Chief Executive Officer, in the Summary Compensation Table.

The following table shows the ratio of the annual total compensation of our Chief Executive Officer compared to that of our median employee for fiscal 2024:

Annual total compensation for our CEO for 2024	$5,388,760
Annual total compensation for our median employee for 2024	$ 75,436
Ratio of annual total compensation of our CEO to the annual total compensation of our median employee for 2024	71 to 1

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Pay Versus Performance

In accordance with rules adopted by the SEC, we provide the following disclosure regarding executive “Compensation Actually Paid” or “CAP” (as calculated in accordance with SEC rules) and certain Company performance for the fiscal years listed below. You should refer to the Compensation Discussion and Analysis section in this proxy statement for a complete description of how executive compensation relates to Company performance and how the Compensation Committee makes its decisions.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)(1)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(2)	Net Income ($Thousands)	Adjusted EBITDA ($Thousands) (3)

2024	$5,388,760	$2,833,112	$1,150,376	$763,434	$35.51	$143.36	$5,851	$33,386
2023	$3,546,515	($1,525,485)	$638,607	($1,369,060)	$71.56	$125.31	($5,563)	$12,278
2022	$1,346,568	($2,949,432)	$914,150	($786,351)	$91.43	$117.37	$43,861	$87,436

(1)
Amounts represent Compensation Actually Paid to our principal executive officer (“PEO”) and the average Compensation Actually Paid to our remaining named executive officers for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs

2024	Nicolas Finazzo	Gary Jones; Martin Garmendia; James Fry; Iso Nezaj
2023	Nicolas Finazzo	Robert Nichols; Martin Garmendia
2022	Nicolas Finazzo	Robert Nichols; Gary Jones

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Compensation actually paid to our named executive officers represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

	2022		2023		2024
Adjustments	PEO	Average non-PEO NEOs	PEO	Average non-PEO NEOs	PEO	Average non-PEO NEOs
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable Fiscal Year	$0	$0	$0	$0	($4,323,601)	($603,140)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable Fiscal Year that Remain Unvested as of Applicable Fiscal Year End, determined as of Applicable Fiscal Year End	$0	$0	$0	$0	$1,767,953	$233,269
Increase based on ASC 718 Fair Value of Awards Granted during Applicable Fiscal Year that Vested during Applicable Fiscal Year, determined as of Vesting Date	$0	$0	$0	$0	$0	$0
Increase/deduction for Awards Granted during Prior Fiscal Year that were Outstanding and Unvested as of Applicable Fiscal Year End, determined based on change in ASC 718 Fair Value from Prior Fiscal Year End to Applicable Fiscal Year End	($2,432,000)	($962,667)	$0	$0	$0	($14,037)
Increase/deduction for Awards Granted during Prior Fiscal Year that Vested During Applicable Fiscal Year, determined based on change in ASC 718 Fair Value from Prior Fiscal Year End to Vesting Date	($1,864,000)	($737,833)	($5,072,000)	($2,007,667)	$0	($3,034)
Deduction of ASC 718 Fair Value of Awards Granted during Prior Fiscal Year that were Forfeited during Applicable Fiscal Year, determined as of Prior Fiscal Year End	$0	$0	$0	$0	$0	$0
Increase based on Dividends or Other Earnings Paid during Applicable Fiscal Year prior to Vesting Date	$0	$0	$0	$0	$0	$0
TOTAL ADJUSTMENTS	($4,296,000)	($1,700,500)	($5,072,000)	($2,007,667)	($2,555,648)	($386,942)

(1)
The Company Total Shareholder Return (“TSR”) and the Peer Group TSR reflected in these columns for each applicable fiscal year is calculated based on a fixed investment of $100 at the applicable measurement point on the same cumulative basis as is used in Item 201(e) of Regulation S-K. The Comparator Index for the relevant fiscal years is the S&P 500 Aerospace & Defense Index.
(2)
We have selected Adjusted EBITDA as our most important financial measure (that is not otherwise required to be disclosed in the table) used to link CAP to our named executive officers to Company performance. Adjusted EBITDA is a non-GAAP measure and is defined as net income (loss) after giving effect to interest expense, depreciation and amortization, income tax expense (benefit), and other non-recurring or unusual items.

AerSale, Inc. | 65

EXECUTIVE AND DIRECTOR COMPENSATION

Narrative Disclosure to Pay Versus Performance Table

Relationship Between Financial Performance Measures

The line graph below compares (i) the Compensation Actually Paid to our PEO and the average of the Compensation Actually Paid to our remaining NEOs, with (ii) our cumulative TSR, (iii) our Peer Group TSR, (iv) our Net Income, and (v) our Adjusted EBITDA, in each case, for the fiscal years ended December 31, 2022, 2023 and 2024.

TSR amounts reported in the graph assume an initial fixed investment of $100.

Compensation Actually Paid Versus Cumulative TSR and Peer Group TSR
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
-$1,000,000
-$2,000,000
-$3,000,000
-$4,000,000
Compensation Actually Paid
$200
$150
$100
$50
$0
-$50
-$100
-$150
-$200
Total Shareholder Return
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Total Shareholder Return
Peer Group Total Shareholder Return

AerSale, Inc. | 66

EXECUTIVE AND DIRECTOR COMPENSATION

Pay Versus Performance Tabular List

We believe the following performance measures represent the most important financial performance measures used by us to link compensation actually paid to our NEOs for the fiscal year ended December 31, 2024:

•
Adjusted EBITDA
•
Revenue

AerSale, Inc. | 67

EXECUTIVE AND DIRECTOR COMPENSATION

Director Compensation

Effective February 23, 2021, we adopted a non-employee director compensation policy that was applicable to each of our non-employee directors other than those affiliated with Leonard Green. This non-employee director compensation policy was first amended and restated on February 8, 2022 (as amended and restated, the “Prior Director Compensation Policy”), and further amended and restated on June 9, 2023 (the “Amended Director Compensation Policy”). Pursuant to the Amended Director Compensation Policy, each eligible non-employee director will receive an annual cash retainer of $75,000, paid quarterly in arrears. The director serving as the lead independent director of the Board will receive an additional cash retainer of $100,000. The chairpersons of each of the committees and committee members each receive additional cash retainers as follows:

Committee	Chair	Member

Audit	$17,500	$10,000

Compensation	$15,000	$7,000

Nominating & Governance	$10,000	$5,000

In addition, under the Amended Director Compensation Policy, eligible directors are granted an annual RSU award that has a grant date value of $125,000 (with prorated awards made to directors who join on a date other than the annual award date), which will generally vest in full on the first anniversary of the grant date, subject to the director’s continued service through the applicable vesting date. These amounts reflect the aggregate grant date fair value of RSUs granted in fiscal year 2024 in accordance with ASC Topic 718. For additional information on the valuation assumptions regarding the RSU awards, see Note O to the Consolidated Financial Statements in the Company’s 2024 Form 10-K.

The following table sets forth information concerning the compensation of our directors for the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash	Stock Awards(8)	Total
Peter Nolan(1)	$ 192,000	$125,000	$ 317,000
Andrew Levy(2)	$ 91,042	$ 125,000	$ 216,042
General C. Robert Kehler(3)	$ 87,000	$ 125,000	$ 212,000
Lt. General Judith Fedder(4)	$ 90,082	$ 125,000	$ 215,082
Robert Nichols(5)	$ 75,000	$ 177,158	$ 254,795
Jonathan Seiffer(6)(7)	—	—	—
(1)
Pursuant to the Director Compensation Policy, includes (a) annual retainer of $75,000; (b) additional annual retainer of $100,000 as lead independent director; and (c) $10,000 retainer as a member of the Audit Committee; and (d) $5,000 as a member of the Governance Committee. Mr. Nolan is not standing for re-election to the Board at the 2025 Annual Meeting.
(2)
Pursuant to the Director Compensation Policy, includes (a) annual retainer of $75,000; and (b) $17,500 retainer as chair of the Audit Committee pro-rated for his appointment date as chair of the Audit Committee.
(3)
Pursuant to the Director Compensation Policy, includes (a) annual retainer of $75,000; (b) $7,000 retainer as a member of the Compensation Committee; and (c) $5,000 retainer as a member of the Governance Committee.
(4)
Pursuant to the Director Compensation Policy, includes (a) annual retainer of $75,000; (b) $10,000 retainer as a member of the Audit Committee pro-rated for her appointment date to the Audit Committee; and (c) $7,000 retainer as a member of the Compensation Committee.
(5)
Pursuant to the Director Compensation Policy, includes (a) annual retainer of $75,000 and (b) such amount was adjusted to account for a pro-rated grant of 4,394 RSUs ($52,158 grant date fair market value).

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EXECUTIVE AND DIRECTOR COMPENSATION

(6)
Pursuant to Leonard Green internal policies, any directors affiliated with Leonard Green are not entitled to any form of Board compensation.
(7)
Mr. Seiffer resigned from the Board effective March 14, 2025.
(8)
As of December 31, 2024, there were 16,960, 16,960, 16,960, 16,960, 21,354 and 0 shares of unvested RSU awards granted to each of Messrs. Nolan and Levy, General Kehler, Lt. General Fedder, and Messrs. Nichols and Seiffer, respectively.

Mr. Finazzo, who served as an executive officer and director in 2024, did not receive any additional compensation for his service on our Board.

AerSale, Inc. | 69

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of April 9, 2025, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power.

Applicable percentage ownership is based on shares of common stock outstanding as of April 9, 2025. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 9, 2025 and shares of RSUs that vest within 60 days of April 9, 2025, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Beneficial Ownership

Name and Address of Beneficial Owner(1)	Number of Shares		Percentage

Directors and Named Executive Officers

Nicolas Finazzo	4,618,742	(2)	9.8%

Robert B. Nichols	3,470,587	(3)	7.4%

Martin Garmendia	159,256	(10)	*

General C. Robert Kehler	53,901		*

Lt. General Judith A. Fedder	37,708		*

Peter Nolan (4)	36,901		*

Andrew Levy	39,538		*

Carol DiBattiste	—		*

Thomas Mitchell	—		*

Thomas Mullins	—		*

Gary Jones	137,381	(11)	*

James Fry	31,568	(12)	*

Iso Nezaj	182,020	(13)	*

All Directors and Executive Officers as a Group (16 individuals)	9,045,719		19.2%

Greater than 5% Stockholders

Green Equity Investors CF, LP, Green Equity Investors Side CF, LP, LGP Associates CF LLC, GEI Capital CF, LLC, Leonard Green & Partners, L.P., LGP Management, Inc. and Peridot Coinvest Manager, LLC.	3,141,250	(5)	6.7%

George P. Bauer Revocable Trust, dated 7/20/1990 and Greg P. Bauer	3,914,794	(6)	8.4%

AltraVue Capital, LLC	3,539,618	(7)	7.6%

AerSale, Inc. | 70

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

M3 Funds, LLC	3,105,000	(8)	6.6%

BlackRock, Inc.	2,732,461	(9)	5.8%

* Less than one percent.

(1)
Unless otherwise noted, the business address of each of the following individuals is 9850 NW 41 Street, Suite 400, Doral, Florida 33178.
(2)
Includes (i) 4,392,204 shares of our common stock held by Enarey, L.P. (ii) 35,000 shares of our common stock held by Mr. Finazzo’s daughter; and (iii) 17,000 shares of our common stock held jointly with his spouse. Mr. Finazzo is the sole member and manager of Enarey, LLC, the sole general partner of Enarey, L.P. Accordingly, all of the shares held by Enarey, L.P. may be deemed to be beneficially held by Mr. Finazzo. Mr. Finazzo disclaims beneficial ownership in shares held by his daughter. Also includes 96,617 shares of our common stock underlying stock options that are exercisable or will be exercisable within 60 days of April 9, 2025 and 51,321 RSUs with restrictions that may lapse and be paid in shares of common stock within 60 days of April 9, 2025.
(3)
Includes (i) 3,440,733 shares of our common stock held by ThoughtValley L.P. Mr. Nichols is the sole member and manager of ThoughtValley, LLC, the sole general partner of ThoughtValley L.P.; and (ii) 8,500 shares of common stock held by his spouse. Accordingly, all of the shares held by ThoughtValley L.P. may be deemed to be beneficially held by Mr. Nichols.
(4)
The address for Mr. Nolan is c/o Nolan Capital, Inc., 338 Pier Ave., Hermosa Beach, CA 90254.
(5)
Represents shares of our common stock held by Green Equity Investors CF, L.P., Green Equity Investors Side CF, L.P., LGP Associates CF LLC, GEI Capital CF, LLC, Leonard Green & Partners L.P., LGP Management, Inc., and Peridot Coinvest Manager LLC (collectively, the “Green Funds”). Voting and investment power with respect to the shares held by the Green Funds is shared. Voting and investment power may also be deemed to be shared with certain affiliated entities and investors of such persons. Each of the foregoing entities’ address is c/o Leonard Green & Partners, L.P., 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025. Information included in this footnote is derived from a Schedule 13D/A filed on March 18, 2025.
(6)
Represents shares of our common stock held by the George P. Bauer Revocable Trust, dated 7/20/1990 (the “Bauer Trust”). George P. Bauer is the trustee and beneficiary of the Bauer Trust and has sole power to vote or direct the vote, and to dispose or direct the disposition, of 3,876,794 shares of our common stock owned by the Bauer Trust. The address for the Bauer Trust and George P. Bauer is 499 Silvermine Rd, New Canaan, CT 06840. Information included in this footnote is derived from a Schedule 13D/A filed on March 12, 2024.
(7)
AltraVue Capital, LLC reports sole voting power with respect to 2,309,024 shares of our common stock, shared voting power with respect to 1,230,594 shares of our common stock and sole dispositive power with respect to 3,539,618 shares of our common stock. The address for AltraVue Capital, LLC is 11747 NE 1st Street, Suite 205, Bellevue, WA 98005-3018. Information included in this footnote is derived from a Schedule 13G/A filed on January 23, 2024.
(8)
Represents shares of our common stock held by M3 Funds, LLC, M3 Partners, LP, M3F, Inc., Jason A. Stock and William C. Waller (collectively, “M3 Funds”). Voting and dispositive power with respect to 3,105,000 shares of our common stock held by M3 Funds is shared. Each of the foregoing entities’ address is 2070 E 2100 S, Suite 250, Salt Lake City, UT 84109. Information included in this footnote is derived from a Schedule 13G filed on February 26, 2025.
(9)
BlackRock, Inc. reports sole voting power with respect to 2,634,986 shares of our common stock and sole dispositive power with respect to 2,732,461 shares of our common stock. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001. Information included in this footnote is derived from a Schedule 13G/A filed on January 30, 2025.
(10)
Includes 13,687 shares of our common stock underlying stock options that are exercisable or will be exercisable within 60 days of April 9, 2025 and 7,270 RSUs with restrictions that may lapse and be paid in shares of common stock within 60 days of April 9, 2025.
(11)
Includes 13,687 shares of our common stock underlying stock options that are exercisable or will be exercisable within 60 days of April 9, 2025 and 7,270 RSUs with restrictions that may lapse and be paid in shares of common stock within 60 days of April 9, 2025.
(12)
Includes 12,882 shares of our common stock underlying stock options that are exercisable or will be exercisable within 60 days of April 9, 2025 and 6,843 RSUs with restrictions that may lapse and be paid in shares of common stock within 60 days of April 9, 2025.
(13)
Includes 10,735 shares of our common stock underlying stock options that are exercisable or will be exercisable within 60 days of April 9, 2025 and 5,702 RSUs with restrictions that may lapse and be paid in shares of common stock within 60 days of April 9, 2025.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information on our equity compensation plans as of December 31, 2024:

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans

Plan Category:
Equity compensation plans approved by security holders (1)	2,026,578	(2)	$ 7.95	1,611,825	(3)
Equity compensation plans not approved by security holders	—		—	—
Total	2,026,578		$ 7.95	1,611,825
(1)
Consists of the 2020 Plan and the AerSale Corporation 2020 Employee Stock Purchase Plan (the “ESPP”).
(2)
All outstanding awards represent shares issuable pursuant to the 2020 Plan.
(3)
Under the 2020 Plan, a total of 1,294,229 shares were available for issuance in the form of restricted stock, restricted stock units, stock options, or other stock-based or cash-based awards as of December 31, 2024, excluding shares to be issued under outstanding equity awards. Under the ESPP, a total of 317,596 shares were available for issuance as of December 31, 2024.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, officers (as defined under Rule 16a-1(f) under the Exchange Act) and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file with the SEC initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities. Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended December 31, 2024, except for Mr. Pizzi who filed a late Form 3 on March 12, 2024 with respect to his appointment as Chief Information Officer on February 29, 2024, and Mr. Finazzo who filed a Form 4 one day late on September 18, 2024 with respect to the open market purchase of 20,000 shares of our common stock on September 13, 2024.

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CERTAIN RELATIONSHIPS AND RELATED PERSON

TRANSACTIONS

Policies and Procedures for Related Person Transactions

Our Board of Directors has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our finance department is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our finance department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our Chief Financial Officer is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.

Except as set forth below, there were no transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2024, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”

From April 9, 2024 to August 8, 2024, the Company performed MRO “C-Check” services, consisting of periodic maintenance required by the Federal Aviation Administration, on one aircraft owned by Avelo Airlines in the amount of $1.4 million in the aggregate. Mr. Levy, our director, is the Founder, Chairman and Chief Executive Officer of Avelo Airlines. The Audit Committee approved such transaction after a review and determination that the rates charged by the Company to provide such MRO C-Check services were market rates and that Mr. Levy did not personally benefit from such transaction.

AerSale, Inc. | 74

STOCKHOLDER PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 9850 NW 41st St., Suite 400, Doral, Florida 33178 in writing not later than December 25, 2025.

Stockholders intending to present a proposal at the 2026 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws, as amended. Our Amended and Restated Bylaws, as amended, require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting.

Therefore, we must receive notice of such a proposal or nomination for the 2026 Annual Meeting of Stockholders no earlier than February 5, 2026 and no later than March 7, 2026. The notice must contain the information required by the Amended and Restated Bylaws, as amended, a copy of which is available upon request to our Secretary. In the event that the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 5, 2026, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2026 Annual Meeting and not later than the close of business on the 90th day prior to the 2026 Annual Meeting or the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us.

In addition to satisfying the foregoing advance notice requirements under our Amended and Restated Bylaws, as amended, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide the Company notice that sets forth the information required by Rule 14a-19 under the Exchange Act postmarked to the Company at its corporate headquarters or transmitted electronically at 9850 NW 41st St, Suite 400, Doral, FL 33178 no later than April 6, 2026 to comply with the SEC’s universal proxy rules.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

AerSale, Inc. | 75

OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

AerSale, Inc. | 76

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

AerSale, Inc. | 77

AERSALE’S ANNUAL REPORT ON FORM 10-K

A copy of AerSale’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 9, 2025, without charge upon written request addressed to:

AerSale Corporation

Attention: Secretary

9850 NW 41st St, Suite 400

Doral, Florida 33178

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and the 2024 Annual Report at www.proxydocs.com/ASLE. You also may access the 2024 Annual Report at www.ir.aersale.com/sec-filings.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

/s/ Martin Garmendia

Martin Garmendia

Chief Financial Officer, Treasurer and Secretary

April 24, 2025

AerSale, Inc. | 78

ANNEX A

SECOND AMENDMENT TO THE
AERSALE CORPORATION 2020 EQUITY INCENTIVE PLAN

Effective as of December 22, 2020, AerSale Corporation (the “Company”) established the AerSale Corporation 2020 Equity Incentive Plan (the “Plan”). The Plan was amended by a First Amendment, effective June 9, 2023, which increased the total number of shares of stock reserved and available for grant pursuant to the Plan by 2,000,000 (for a total of 6,200,000 shares of stock reserved and available for grant). By adoption of this instrument, the Company now desires to amend the Plan to increase the number of shares of stock reserved and available for grant pursuant to the Plan by an additional 4,000,000 shares and to increase the limit on the total compensation payable to any one non-employee director during any one fiscal year from $300,000 to $325,000.

1.
This Amendment shall be effective as of the date it is approved by the stockholders at the Company’s 2025 Annual Meeting of Stockholders and shall be void in the absence of such approval.
2.
Section 5(b) of the Plan (Share Reserve and Limits) is hereby amended and restated in its entirety to read as follows:

(b) Share Reserve and Limits. Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 11 of the Plan, no more than 10,200,000 shares of Common Stock (the “Absolute Share Limit”) shall be available for Awards under the Plan; (ii) subject to Section 11 of the Plan, no more than the number of shares of Common Stock equal to the Absolute Share Limit may be issued in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan; and (iii) during a single fiscal year, each Non-Employee Director shall be granted a number of shares of Common Stock subject to Awards, taken together with any cash fees paid to such Non-Employee Director during such fiscal year, equal to (A) a total value of $325,000 (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes) or (B) such lower amount as determined by the Board prior to the Date of Grant, either as part of the Company’s Non-Employee Director compensation program or as otherwise determined by the Board in the event of any change to such Non-Employee Director’s compensation program or for any particular period of service. To the extent the Board makes a determination pursuant to clause (iii)(B) above with respect to any year of service, such determination shall in no event be applicable to any subsequent year of service without a further determination by the Board in respect of any subsequent year of service.

3.
This Amendment shall only amend the provisions of the Plan referred to above, and those provisions not amended hereby shall be considered in full force and effect. Notwithstanding the foregoing, this Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this Amendment.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of this 21st day of April, 2025.

Aersale corporation

By:

Martin Garmendia, Chief Financial Officer,
Treasurer and Secretary

AerSale®

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

AerSale Corporation

Annual Meeting of Stockholders

for stockholders of record as of April 9, 2025

Thursday, June 5, 2025 10:30 AM, Eastern Time

Annual meeting to be held virtually via the internet - please visit www.proxydocs.com/ASLE for more information

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 11:59 PM, Eastern Time, June 4, 2025.

Internet:

www.proxypush.com/ASLE

- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:

1-855-944-4212

- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:

- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:

You must register to attend the meeting online at www.proxydocs.com/ASLE

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Nicolas Finazzo and Martin Garmendia (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of AerSale Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

AerSale Corporation Annual Meeting of Stockholders

Please make your marks like this: ☒

PROPOSAL	YOUR VOTE				BOARD OF DIRECTORS RECOMMENDS
1. To elect seven nominees named in the accompanying proxy statement to our Board of Directors to serve until the 2026 Annual Meeting of Stockholders;	FOR	AGAINST	ABSTAIN		
1.01 Nicolas Finazzo	☐	☐	☐		FOR
1.02 Robert B. Nichols	☐	☐	☐		FOR
1.03 Lt. General Judith Fedder	☐	☐	☐		FOR
1.04 Andrew Levy	☐	☐	☐		FOR
1.05 Thomas Mullins	☐	☐	☐		FOR
1.06 Carol DiBattiste	☐	☐	☐		FOR
1.07 Thomas Mitchell	☐	☐	☐		FOR
	FOR	AGAINST	ABSTAIN		
2. To approve the Second Amendment to the AerSale Corporation 2020 Equity Incentive Plan;	☐	☐	☐		FOR
	FOR	AGAINST	ABSTAIN		
3. To approve, on an advisory basis, the compensation of our named executive officers;	☐	☐	☐		FOR
	1YR	2YR	3YR	ABSTAIN	
4. To vote, on an advisory bases, on the frequency of future advisory votes to approve named executive officer compensation;	☐	☐	☐	☐	1 YEAR
	FOR	AGAINST	ABSTAIN		
5. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and	☐	☐	☐		FOR
6. To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.					

You must register to attend the meeting online at www.proxydocs.com/ASLE

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date